UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
☐	Definitive Additional Materials

Entergy Texas, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Entergy Texas, Inc. 2107 Research Forest Drive The Woodlands, Texas 77380
NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.
Dear Shareholders:

This information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the holders of the 1,400,000 shares of the 5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series A Preferred Stock”), the holder of the 150,000 shares of 5.10% Series B Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) and the holder of the 46,525,000 shares of Common Stock, no par value (the “Common Stock”) of Entergy Texas, Inc., a Texas corporation (the “Company,” “us” or “we”), on or about July 14, 2026. Only shareholders of record of the Preferred Stock (the “Preferred Shareholders”) and the Common Stock (the “Common Shareholder”) as of the close of business on June 29, 2026 (the “Record Date”) are entitled to receive this Information Statement.

The purpose of this notice and the accompanying Information Statement is to notify you that on June 29, 2026, the sole Common Shareholder as of the Record Date executed a written consent in lieu of an annual meeting of shareholders (the “Shareholder Consent”) approving the election of three (3) members to our Board of Directors (the “Board”), which was previously approved by the Board on June 19, 2026, and recommended to be presented to the Common Shareholder for its approval by the Board on the same date.

In accordance with Rule 14c-2 and Rule 14a-16 of the Securities Exchange Act of 1934, as amended, the corporate action taken in the Shareholder Consent will be effective on August 23, 2026, forty (40) days after the Notice of Internet Availability of the Information Statement Materials (the “Notice”) is first made available to the Preferred Shareholders and the Common Shareholder.

The Company is pleased to utilize the SEC rules that allow issuers to furnish shareholder materials to their shareholders on the Internet. Accordingly, we are sending the Notice on or about July 14, 2026, to our Preferred Shareholders and the Common Shareholder. The Notice contains instructions on how to access our Information Statement and Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”). In addition, the Notice contains instructions on how you may receive a paper copy of the Information Statement and Annual Report or elect to receive your Information Statement and Annual Report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

Important Notice Regarding the Availability of this Information Statement and the Annual Report. This Information Statement and the Annual Report are available online at https://www.entergy.com/investors/annual-publications/. If you received the Notice and would like to receive a printed copy of the Information Statement and the Annual Report, please follow the instructions for requesting such materials included in the Notice.
By Order of the Board of Directors
Eliecer Viamontes
Chairman of the Board, Chief Executive Officer and President

July 14, 2026

Entergy Texas, Inc. 2107 Research Forest Drive The Woodlands, Texas 77380

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
GENERAL INFORMATION
This Information Statement is being made available on or about July 14, 2026, to the holder of record (the “Common Shareholder”) as of the close of business on June 29, 2026 (the “Record Date”) of the 46,525,000 shares of the Common Stock, no par value (the “Common Stock”), the holders of record (the “Series A Preferred Shareholders”) as of the Record Date of the 1,400,000 shares of the 5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series A Preferred Stock”) and the holder of record (the “Series B Preferred Shareholder” and, together with the Series A Preferred Shareholders, the “Preferred Shareholders”) as of the Record Date of the 150,000 shares of 5.10% Series B Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”) of Entergy Texas, Inc., a Texas corporation (the “Company,” “us” or “we”), in connection with the action taken by Entergy Corporation (“Entergy”), the sole Common Shareholder as of the Record Date. On June 29, 2026, the Common Shareholder executed a written consent in lieu of the Company’s 2026 annual meeting of shareholders (the “Shareholder Consent”), approving the election of three (3) members to our Board of Directors (the “Board”). The action taken pursuant to the Shareholder Consent had previously been approved by the Board on June 19, 2026, and recommended to be presented to the Common Shareholder for its approval by the Board on the same date.

The action being taken in the Shareholder Consent without a meeting of shareholders is authorized by Section 6.202 of the Texas Business Organizations Code (the “Texas Law”) and the Company’s Amended and Restated Certificate of Formation, as amended (our “Certificate of Formation”). Both allow the taking of action without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each shareholder entitled to vote on the action is present and votes, signs a written consent or consents stating the action taken. According to Section 21.359 of the Texas Law, directors of every corporation must be elected at the annual meeting of shareholders by a plurality of the votes cast at the election. Under the Certificate of Formation and the resolutions creating the Preferred Stock, the holders of the Common Stock and Preferred Stock vote together as one class, with the holder of the Common Stock (Entergy) possessing 79% of the voting power and the combined holders of the Preferred Stock possessing 21% of the voting power. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions described above, the Board voted to utilize the written consent of the Common Shareholder, and subsequently obtained the Shareholder Consent to approve the action described above.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Preferred Shareholders and the Common Shareholder as of the Record Date. The actions approved by the Common Shareholder will be effective on August 23, 2026, forty (40) days after July 14, 2026, the date this Information Statement is first made available to the Preferred Shareholders and the Common Shareholder.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
Pursuant to the Shareholder Consent, upon recommendation of the Board, all three (3) members of our Board were reelected, such reelection to be effective August 23, 2026, to hold office until the next annual meeting of shareholders, or action by written consent in lieu thereof, or until their successors have been duly elected and qualified. Below is biographical information about each of our directors, including their age as of July 14, 2026, period served as a director, position (if any) with the Company, business experience and qualifications, directorships of other publicly-owned corporations (if any) or other organizations and other professional affiliations. Each director’s information also provides a high level summary of the specific experience, qualifications and attributes of each director that the Board used to determine that the person should serve as a director.

Director	Relevant Experience and Qualifications
Eliecer Viamontes Age 43 Director Since 2021
Professional Experience
•Chairman of the Board, President and Chief Executive Officer, Entergy Texas (2021–Present)
•Vice President, Utility Distribution Operations, Entergy Services, LLC (2020–2021)
•Florida Power & Light Co.
◦Senior Director, Labor Relations and Corporate Safety (2018–2020)
◦Director Major and Governmental Accounts (2017–2018)
◦Senior Manager, Customer & Employee Experience (2016–2017)
Skills and Attributes
As the Company’s Chairman and Chief Executive Officer, Mr. Viamontes is an integral part of the Company and brings to the Board his leadership skills and his senior executive experience in the utility industry.

Kimberly A. Fontan Age 53 Director Since 2022
Professional Experience
•Executive Vice President and Chief Financial Officer, Entergy (November 2022 – Present)
•Executive Vice President and Chief Financial Officer, Entergy Arkansas, LLC (“Entergy Arkansas”), Entergy Louisiana, LLC (“Entergy Louisiana”), Entergy Mississippi (“Entergy Mississippi”), LLC, Entergy New Orleans, LLC (“Entergy New Orleans”), Entergy Texas and System Energy Resources, Inc. (“System Energy Resources”) (November 2022–Present)
•Director, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy Texas and System Energy Resources (2022–Present)
•President and Chair of the Board, System Energy Resources (2024–Present)
•Director, Federal Reserve Bank of Atlanta (New Orleans Branch) (January 2025–Present)
•Senior Vice President and Chief Accounting Officer, Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas and System Energy Resources (2019–2022)
•Vice President, System Planning, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and Entergy Texas (2017–2019)
Skills and Attributes
As Entergy’s and the Company’s Chief Financial Officer, Ms. Fontan brings to the Board her extensive executive leadership experience in the utility industry and her deep knowledge of the Company.

Entergy Texas Information Statement |	1

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Director	Relevant Experience and Qualifications
Kimberly S. Cook-Nelson Age 54 Director Since 2025
Professional Experience
•Executive Vice President and Chief Operating Officer, Entergy (May 2025– Present)
•Director, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and Entergy Texas (May 2025–Present)
•Independent Advisory Board Member, EDF Energy Nuclear Generation Limited (January 2025–Present)
•Executive Vice President and Chief Nuclear Officer, Entergy, Entergy Arkansas, Entergy Louisiana and System Energy Resources (November 2022–2025)
•Chief Operating Officer, Nuclear Operations, Entergy Services, LLC (2021– 2022)
•Vice President, System Planning and Operations, Entergy Services, LLC, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans and Entergy Texas (2019–2021)
•Vice President, Operations Support, Entergy Services, LLC (2016–2019)
Skills and Attributes
Ms. Cook-Nelson brings to the Board her extensive senior executive and operations experiences gained through her role as Entergy’s Chief Operating Officer.

Shareholder Nominating Procedures

Since Entergy possesses the voting power to elect all of our directors, we do not have any formal procedures by which our shareholders may recommend nominees to our Board.
Executive Officers

Below is biographical information about each of our non-director executive officers, including their age as of July 14, 2026, recent business experience, directorships of other publicly-owned corporations (if any) or other organizations and other professional affiliations. Our officers are appointed by our Board and hold office until either their successors have been duly elected or appointed, or they are removed by the Board.

Officer	Relevant Experience and Qualifications
Daniel T. Falstad Age 66
Professional Experience
•Senior Vice President, General Counsel and Secretary of Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy Resources (2025–Present)
•Vice President, Deputy General Counsel and Secretary, Entergy Services, LLC (2016–2025)

Andrew S. Marsh Age 54
Professional Experience
•Chair of the Board, Entergy (2023–Present)
•Chief Executive Officer, Entergy (2022–Present)
•Executive Vice President and Chief Financial Officer, Entergy (2013–2022)
•Director of Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy (2013–2022)
•Executive Vice President and Chief Financial Officer of Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy Resources (2014–2022)

2	| Entergy Texas Information Statement

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Officer	Relevant Experience and Qualifications
Patrick J. Stack, Jr. Age 53
Professional Experience
•Senior Vice President and Chief Accounting Officer of Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, Entergy Texas, and System Energy Resources (2026–Present)
•Corporate Controller, Entergy Services, LLC (2022–2026)
•Controller, Utility Operations Accounting, Entergy Services, LLC (2019–2022)

Family Relationships
None of our directors are related by blood, marriage, or adoption to any other director, executive officer or other key employee.
Arrangements Between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our directors or officers and any other person pursuant to which the director or officer was elected to serve. Other than Mr. Viamontes, our directors and officers are selected from Entergy’s officers.

Entergy Texas Information Statement |	3

CORPORATE GOVERNANCE

NYSE Listing Standards

The New York Stock Exchange (“NYSE”) exempts companies whose only listed securities are preferred stock or debt from most of its corporate governance requirements, including the requirement to have a board composed of a majority of independent directors. Because the Series A Preferred Stock is the only class of securities of the Company listed on the NYSE, the Company qualifies for these exemptions.
Director Independence
All of the Company’s directors are officers of the Company or its affiliates, and therefore, do not meet the independence standards of the NYSE rules. As discussed above, we are exempt from the NYSE corporate governance standard requiring a board composed of a majority of independent directors, and we are relying on this exemption.
Board Leadership Structure and Role in Risk Oversight

The Board is responsible for the control and direction of the Company. Our Chairman of the Board is our Chief Executive Officer, Eliecer Viamontes. The Board believes that this leadership structure is appropriate given Mr. Viamontes' deep involvement with the Company and the utility industry.

Entergy’s board of directors provides oversight for it and all of its subsidiaries, including the Company, with respect to overall performance, strategic direction, key corporate policies, and the identification, management and mitigation of risk. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. In accordance with NYSE standards, Entergy’s Audit Committee has the primary responsibility for overseeing the management of risks facing Entergy and its subsidiaries, including the Company. The standing committees of Entergy’s board of directors also regularly consider risks arising within their respective functional areas of responsibility. Each of Entergy’s standing committees receives regular reports from management which assist in its oversight of risk in its respective area of responsibility.
Board Committees
The Company’s Board does not have any standing committees. However, certain of the Entergy board standing committees, which are described below, review and consider matters affecting the Company as part of their oversight of Entergy and its subsidiaries. The chairs and members of those committees are appointed annually and are composed entirely of independent directors as defined by NYSE rules and Entergy’s Corporate Governance Guidelines. Each of these committees operates pursuant to a written charter. Entergy’s Corporate Governance Guidelines, the charters of its Audit, Corporate Governance and Talent and Compensation Committees and the Code of Business Conduct and Ethics (the “Code of Conduct”), including any amendments or waivers, are available at https://www.entergy.com/sustainability/governance/ and in print to any shareholder who requests a copy by writing to Entergy’s Corporate Secretary at Entergy Corporation, 639 Loyola Avenue, New Orleans, Louisiana, 70113. The information on Entergy’s website is not part of this Information Statement, and the website addresses referenced in this Information Statement are not intended to be active links.
The information provided on the following pages describes the current chairs, membership and key responsibilities of each of the Entergy’s board standing committees that review and consider matters affecting the Company as part of their oversight of Entergy and its subsidiaries.

4	| Entergy Texas Information Statement

CORPORATE GOVERNANCE

Audit Committee

Chair: John H. Black
Other Members: Philip L. Frederickson, Karen A. Puckett and R. Lewis Ropp
All members satisfy the heightened independence standards and qualification criteria of the NYSE and SEC and are financially literate.
Mr. Black, Mr. Frederickson and Mr. Ropp qualify as “Audit Committee Financial Experts.”
9 meetings in 2025
Key Responsibilities
•Oversees our accounting and financial reporting processes and the audits of our financial statements;
•Oversees cybersecurity risk management practices and performance;
•Assist the Entergy board in fulfilling its oversight responsibilities with respect to our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
•Decides whether to appoint, retain or terminate our independent auditors;
•Pre-approves all audit, audit-related, tax and other services, if any, provided by the independent auditors;
•Appoints and oversees the work of Entergy's Vice President, Internal Audit and assesses the performance our Internal Audit Department; and
•Prepares the Audit Committee Report.

Corporate Governance Committee

Chair: Stuart L. Levenick
Other Members: Gina F. Adams, Brian W. Ellis and R. Lewis Ropp
6 meetings in 2025
Key Responsibilities
•Recommends the director nominees for approval by the Entergy board and shareholders;
•Establishes and implements self-evaluation procedures for the Entergy board and its committees, including individual director evaluations;
•Reviews annually and makes recommendations to the Entergy board on the form and amount of non-employee director compensation; and
•Provides oversight of Entergy’s sustainability strategies, policies and practices, including those relating to climate change and corporate social responsibility.

Entergy Texas Information Statement |	5

CORPORATE GOVERNANCE

Finance Committee

Chair: Philip L. Frederickson
Other Members: John R. Burbank, Kirkland H. Donald and M. Elise Hyland
13 meetings in 2025
Key Responsibilities
•Oversees corporate capital structure and budgets and recommends approval of capital projects;
•Oversees financial plans and key financial risks;
•Reviews and makes recommendations to the Entergy board regarding our financial policies, strategies, and decisions, including Entergy's dividend policy;
•Reviews our investing activities; and
•Reviews and makes recommendations to the Entergy board with respect to significant investments.

Talent and Compensation Committee

Chair: Karen A. Puckett
Other Members: Gina F. Adams, John R. Burbank, James F. Caldwell, Jr. and Brian W. Ellis
All members satisfy the heightened independence standards and qualification criteria in the NYSE and SEC rules.
14 meetings in 2025
Key Responsibilities
•Determines and approves the compensation of Entergy's Chief Executive Officer and other senior executive officers, including the Company's Chief Executive Officer;
•Approves or makes recommendations to the Entergy board to approve incentive, equity-based and other compensation plans;
•Develops and implements compensation policies;
•Evaluates the performance of Entergy's Chair and Chief Executive Officer;
•Reports at least annually to the Entergy board on succession planning, including succession planning for Entergy's Chief Executive Officer; and
•Provides oversight of Entergy's talent and culture, organizational health and workforce strategies.

Director Attendance
Board Meetings
In 2025, our Board held 4 meetings. All of our then-serving directors attended at least 75% of the total number of meetings of our Board held during the period of 2025 in which he or she served as director.
Annual Shareholder Meeting
As the sole owner of all of the shares of our common stock, which possesses 79% of the voting power in the election of directors, Entergy has the ability to elect all of the Company’s directors. Accordingly, as permitted by our Certificate of Formation and bylaws, we do not hold an annual meeting of shareholders, and instead, annually, members of our Board are elected through a written consent executed by Entergy.

Shareholder Communication With Our Board
Our shareholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, c/o Entergy, 639 Loyola Avenue, New Orleans, Louisiana, 70113 or by email at etrbod@entergy.com, who, upon receipt of any communication will note the date the communication was received, open the communication, make a copy of it for our files, and promptly forward the communication to the director(s) to whom it is addressed. However, spam, junk mail, mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, business solicitations and advertisements or requests for donations and sponsorships will not be forwarded.

6	| Entergy Texas Information Statement

CORPORATE GOVERNANCE
Business Ethics and Conduct
Our directors, officers and employees are required to comply with the Code of Conduct. The Code of Conduct is intended to focus individuals on areas of ethical risk, help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty, accountability and mutual respect. It covers a wide range of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with applicable laws and regulations, and oversight of ethics and compliance by employees of the Company. Any substantive amendment to or waiver from the Code of Conduct for any of Entergy’s directors or executive officers will be disclosed on Entergy’s website, https://www.entergy.com/.
Anti-Hedging Policy
Entergy has adopted an anti-hedging policy that prohibits officers, directors and employees of Entergy and its affiliates, including the Company, from entering into hedging or monetization transactions involving Entergy’s common stock. Prohibited transactions include, without limitation, zero-cost collars, forward sale contracts, purchase or sale of options, puts, calls, straddles or equity swaps or other derivatives that are directly linked to Entergy’s stock or transactions involving “short-sales” of Entergy’s common stock.
Review and Approval of Related Party Transactions
Entergy’s board of directors has adopted a written Related Party Transaction Approval Policy that applies to any transaction or series of transactions in which Entergy or a subsidiary, including the Company, is a participant:
•When the amount involved exceeds $120,000; and
•When a Related Party (a director or executive officer of Entergy or any subsidiary, any nominee for director, any shareholder owning in excess of 5% of the total equity of Entergy and any immediate family member of any such person) has a direct or indirect material interest in such transaction (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).
The policy is administered by Entergy’s Corporate Governance Committee. The committee will consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction and will approve or ratify only those transactions that are, in the committee’s judgment, appropriate or desirable under the circumstances. The Corporate Governance Committee has determined that certain types of transactions do not create or involve a direct or indirect material interest, including (i) compensation and related party transactions involving a director or an executive officer solely resulting from service as a director or employment with Entergy or its subsidiaries, including the Company, as long as the compensation is approved by Entergy’s board of directors (or an appropriate committee); (ii) transactions involving public utility services at rates or charges fixed in conformity with law or governmental authority; or (iii) all business relationships between Entergy and a Related Party made in the ordinary course of business on terms and conditions generally available in the marketplace and in accordance with applicable law. To Entergy’s knowledge, since January 1, 2025, neither Entergy nor any of its affiliates, including the Company, has participated in any Related Party transaction.
Director Compensation
All of the Company’s directors are employees of Entergy or its subsidiaries, and do not receive any additional compensation for their service as a director of the Company. The compensation received in 2025 by the Company’s directors who are also named executive officers is shown in the 2025 Summary Compensation Table on page 32.

Entergy Texas Information Statement |	7

AUDIT MATTERS
Fiscal Year 2025 Fees
Deloitte & Touche LLP and their affiliates (“Deloitte & Touche”) served as the independent registered public accounting firm ("Independent Auditor") for Entergy and its subsidiaries, including the Company, in 2025. Deloitte & Touche is an independent public accounting firm registered with the Public Company Accounting Oversight Board (the “PCAOB”).
Aggregate fees allocated to the Company by Deloitte & Touche for the years ended December 31, 2025 and 2024 were as follows:

	2025	2024
Audit Fees[1]	$1,365,586	$1,341,629
Audit-Related Fees	—	—
Total audit and audit-related fees	$1,365,586	$1,341,629
Tax Fees	—	—
All Other Fees	—	—
Total Fees[2]	$1,365,586	$1,341,629
1Audit Fees include fees for the audit of the registrant’s annual financial statements and internal control over financial reporting, reviews of financial statements including in the registrant’s quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements, and services associated with securities filings, such as comfort letters and consents.
2100% of fees paid in 2025 and 2024 were pre-approved by Entergy's Audit Committee in accordance with the policy described below.

8	| Entergy Texas Information Statement

AUDIT MATTERS
Audit Committee Guidelines for Pre-Approval of Independent Auditor Services
Entergy’s Audit Committee has adopted the following guidelines regarding the engagement of Entergy’s independent auditor to perform services for Entergy and its subsidiaries, including the Company:
1The independent auditor will provide the Entergy Audit Committee, for approval, an annual engagement letter outlining the scope of services proposed to be performed during the fiscal year, including audit services and other permissible non-audit services (e.g. audit-related services, tax services, and all other services).
2For other permissible services not included in the engagement letter, Entergy management will submit a description of the proposed service, including a budget estimate, to the Entergy Audit Committee for pre-approval. Management and the independent auditor must agree that the requested service is consistent with the SEC’s rules on auditor independence prior to submission to the Entergy Audit Committee. The Entergy Audit Committee, at its discretion, will pre-approve permissible services and has established the following additional guidelines for permissible non-audit services provided by the independent auditor:
•Aggregate non-audit service fees are targeted at fifty percent or less of the approved audit service fee.
•All other services should only be provided by the independent auditor if it is a highly qualified provider of that service or if the Entergy Audit Committee pre-approves the independent audit firm to provide the service.
3The Entergy Audit Committee will be informed quarterly as to the status of pre-approved services actually provided by the independent auditor.
4To ensure prompt handling of unexpected matters, the Entergy Audit Committee delegates to the Entergy Audit Committee Chair or its designee the authority to approve permissible services and fees. The Entergy Audit Committee Chair or designee will report action taken to the Entergy Audit Committee at the next scheduled Entergy Audit Committee meeting.
5The Entergy Vice President and General Auditor will be responsible for tracking all independent auditor fees and will report quarterly to the Entergy Audit Committee.
The information contained in the following Entergy Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Entergy Audit Committee Report
The Entergy board of directors’ Audit Committee is comprised of four independent directors. The Audit Committee operates under a board-adopted written charter which is available on Entergy's website. Management has primary responsibility for the preparation, presentation and integrity of Entergy’s and its subsidiaries’ financial statements and for maintaining appropriate accounting and financial reporting policies and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Entergy Audit Committee is responsible for overseeing Entergy’s accounting and financial reporting processes and audits of Entergy’s financial statements. As set forth in its charter, the Entergy Audit Committee acts in an oversight capacity and relies on the work and assurances of management, Entergy’s internal auditors, as well as Entergy’s Independent Auditor, Deloitte & Touche. Deloitte & Touche is responsible for auditing the consolidated financial statements of Entergy and expressing an opinion on their conformity with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (PCAOB).
The Entergy Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by Deloitte & Touche. In fulfilling its oversight responsibility, the Entergy Audit Committee carefully reviews the policies and procedures for the engagement of the Independent Auditor, including the scope of the audit, audit fees, auditor independence matters, performance of the Independent Auditor, and the extent to which the Independent Auditor may be retained to perform non-audit services. The Entergy Audit Committee held 9 meetings during 2025. The meetings were designed to facilitate and encourage private communication between the Audit Committee and management, the internal auditors and Deloitte & Touche. During these meetings, the Audit Committee reviewed and discussed the audited annual financial statements, the unaudited interim financial statements and significant accounting policies applied by Entergy and its subsidiaries in their financial statements with management and Deloitte & Touche. The Entergy Audit

Entergy Texas Information Statement |	9

AUDIT MATTERS
Committee also has discussed with and received regular status reports from Entergy’s General Auditor and Deloitte & Touche on the overall scope and plans for their audits of Entergy, including their scope and plans for evaluating the effectiveness of internal control over financial reporting as required by applicable rules of the PCAOB and applicable SEC rules. On a regular basis, the Entergy Audit Committee reviews Entergy’s cybersecurity risk management practices and performance, primarily by receiving reports on Entergy's cybersecurity management program as prepared by the Chief Information Officer, Chief Security Officer, Chief Information Security Officer, and General Auditor.
The discussions with Deloitte & Touche also included the matters required to be discussed by the applicable requirements of the SEC and PCAOB, including Critical Audit Matters. The Entergy Audit Committee received from Deloitte & Touche the written disclosures and the letter required pursuant to applicable requirements of the PCAOB regarding the Independent Auditor’s communications with the Entergy Audit Committee concerning independence, and has discussed with Deloitte & Touche, its independence. As required by SEC rules, lead audit partners are rotated every five years. The Entergy Audit Committee was directly involved in the selection process of the current and prior lead partners. One or more members of the Entergy Audit Committee meet with candidates for the lead audit partner and the committee discusses the appointment before the rotation occurs. The current Entergy lead audit partner's term commenced in 2022. Deloitte & Touche provides no internal audit services for Entergy or its subsidiaries, and the Entergy Audit Committee has concluded that non-audit services provided by Deloitte & Touche are compatible with maintaining its independence.
Based on the above-referenced reviews and discussions, the Entergy Audit Committee recommended to the Entergy board of directors that the audited financial statements be included in Entergy’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Board approved this recommendation.
The Audit Committee of the Entergy Board of Directors:
John H. Black, Chair            Philip L. Frederickson
Karen A. Puckett            R. Lewis Ropp

10	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) section of this Information Statement describes Entergy’s executive compensation policies, programs and philosophy and how and why the Talent and Compensation Committee of Entergy's board of directors (the "Talent and Compensation Committee") arrived at the compensation decisions regarding the Company’s Chief Executive Officer, Chief Financial Officer and its three other most highly compensated executive officers serving at the end of 2025. Collectively, these officers are referred to as the named executive officers (the "NEOs").

Name[1]	Title
Eliecer Viamontes	President and Chief Executive Officer
Marcus V. Brown	Executive Legal Advisor to the Chief Executive Officer, Entergy
Kimberly A. Fontan	Executive Vice President and Chief Financial Officer
Andrew S. Marsh	Chair of the Board and Chief Executive Officer, Entergy
Kimberly Cook-Nelson[2]	Executive Vice President and Chief Operating Officer, Entergy
1    Ms. Fontan also holds the position referenced above as an executive officer of Entergy and, together with Messrs. Marsh and Viamontes and Ms. Cook-Nelson, are members of Entergy’s Office of the Chief Executive (“OCE”). Mr. Brown served as Executive Vice President and General Counsel of Entergy and of the Company until December 1, 2025, on which date he transitioned to the executive position noted above in connection with a planned leadership transition and his planned retirement from Entergy in 2026. No additional compensation was paid in 2025 to any of these officers for their service as an NEO of the Company.
2    Effective, May 1, 2025, Kimberly Cook-Nelson was elected to the Company's Board and was appointed as Entergy's Executive Vice President and Chief Operating Officer.
Overview
Entergy's Compensation Principles and Philosophy
Entergy’s executive compensation programs are based on a philosophy of pay for performance aimed at achieving its strategy and business objectives. Entergy believes its executive compensation programs advance the interests of all of its stakeholders, as they are thoughtfully designed to:
•Motivate and reward the achievement of results that are deemed by the Talent and Compensation Committee to be consistent with the overall goals and strategic direction that the Entergy board has approved for Entergy.
•Attract and retain a highly experienced, engaged, qualified, and successful management team.
•Create sustainable value for the benefit of all of Entergy's stakeholders, including its customers, employees, communities, and owners.
•Align the interests of the executive officers with Entergy's long-term business strategy by tying equity-based awards to performance metrics designed to focus the executive officers on driving continuous improvement in operational and financial results to the benefit of all stakeholders, including Entergy's customers, employees, communities and owners.

Entergy Texas Information Statement |	11

EXECUTIVE OFFICER COMPENSATION
Compensation Best Practices
The Talent and Compensation Committee reviews Entergy’s executive compensation programs on an ongoing basis to evaluate whether they support Entergy's compensation principles and pay for performance philosophy and are aligned with the interests of Entergy's stakeholders. Entergy's executive compensation practices include the following:

Practice	Description
Pay for Performance	The executive compensation programs are designed to yield pay outcomes that Entergy believes are highly correlated with the Company's performance and support long-term value creation.
Incentive Program Measures Drive Desired Employee Behaviors
Performance measures for the annual and long-term incentive programs are designed to drive employee behaviors that serve our key stakeholders. Executive compensation is weighted toward long-term incentive ("LTI") compensation.

Double Trigger Change-in-Control	Entergy requires both a change-in-control and an involuntary termination without cause or voluntary termination with good reason for cash severance payments and accelerated vesting of unvested equity awards.
Long-Term Incentives Paid in Stock	All LTI awards are denominated and settled in shares of Entergy common stock.
Robust Stock Ownership Guidelines	Entergy requires its executive officers to own a significant amount of Entergy common stock.
Cap on Incentive Awards for OCE Members	The maximum payout for members of the OCE is capped at 200% of the target opportunity for our annual incentive and long-term Performance Unit Program ("PUP") awards.
Rigorous Goals	Entergy sets financial goals based on externally disclosed annual and multi-year guidance and outlooks, and non-financial goals based on a rigorous internal review. Entergy uses a balance of absolute and relative performance measures in its incentive programs.
No Hedging of Entergy Stock
Directors, executive officers and employees of Entergy and its subsidiaries are prohibited from directly or indirectly engaging in transactions intended to hedge or offset the market value of Entergy common stock owned by them.

No Pledging of Entergy Stock	Directors and executive officers of Entergy and its subsidiaries are prohibited from directly or indirectly pledging Entergy common stock as collateral for any obligation.
Clawback Policy Beyond Dodd-Frank Requirements
The Company has a recoupment policy that complies with and, in certain respects, goes beyond, the requirements of the SEC rules and NYSE Listing Standards for our officers as defined under Section 16 of the Exchange Act ("Section 16") for the recovery of any erroneously awarded performance-based incentive compensation. In 2024, Entergy adopted a discretionary recoupment policy applicable to all of the Company's officers, including the NEOs, that allows for recovery of incentive compensation, including time-based awards, from an officer who engages in certain detrimental conduct. See “Policy for Recoupment of Compensation (Clawback Provisions)” for additional information about these policies.

No Excessive Perquisites	Executive officers receive limited ongoing perquisites that make up a small portion of total compensation.
No Tax Gross-Ups	Entergy does not provide tax gross-ups to the OCE members, other than with respect to relocation benefits.
No Dividends on Unearned Performance Awards	Entergy does not pay dividends on unearned PUP awards.

12	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

Practice	Description
No Repricing or Exchange of Underwater Stock Options	Entergy's equity incentive plan does not permit repricing or the exchange of underwater stock options without shareholder approval.
No Employment Agreements	Entergy does not have employment agreements with its executive officers.
Independent Compensation Consultant	The Talent and Compensation Committee retains an independent compensation consultant to advise on Entergy's executive compensation programs and practices.
Annual Say-on-Pay	Entergy values the input of its shareholders’ on its executive compensation programs. Entergy’s board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in the CD&A, tabular disclosure, and related narrative of Entergy’s annual proxy statements. The Talent and Compensation Committee carefully considers the results of Entergy's annual say-on-pay vote, on an advisory, non-binding basis, as part of its ongoing evaluation of Entergy's executive compensation decisions.
Annual Compensation Risk Assessment	A risk assessment of Entergy's compensation programs is performed on an annual basis to ensure that the programs and policies do not incentivize unnecessary or excessive risk-taking behavior.

Entergy Texas Information Statement |	13

EXECUTIVE OFFICER COMPENSATION
What Entergy Pays and Why
How Entergy Makes Compensation Decisions
Role of the Talent and Compensation Committee
The Talent and Compensation Committee, which is composed solely of independent directors, determines the compensation for each member of the OCE and oversees the design and administration of Entergy’s executive compensation programs. Each year, the Talent and Compensation Committee reviews and considers a comprehensive assessment and analysis of the executive compensation programs, including the elements of each OCE member’s compensation, with input from the committee’s independent compensation consultant. When establishing the compensation programs for the NEOs, the Talent and Compensation Committee also considers input and recommendations from management, including Entergy’s Chief Executive Officer and Entergy’s Chief Human Resources Officer, who attend the Talent and Compensation Committee meetings when requested by the committee. The Talent and Compensation Committee regularly conducts executive sessions without management present.
Role of the Independent Compensation Consultant
In 2025, the Talent and Compensation Committee continued to retain Pay Governance, LLC (“Pay Governance”) as its independent compensation consultant. Pay Governance attends all Talent and Compensation Committee meetings and provides advice, including through reviewing and commenting on market compensation data used as an input in establishing the compensation of the executive officers and Entergy Corporation’s directors, the terms and performance goals applicable to incentive program awards, the process for certifying achievement of the incentive goals, and analysis with respect to specific projects and information regarding trends and competitive practices. Pay Governance also meets with the Talent and Compensation Committee members without management present. The committee annually conducts an independence assessment of its advisors including the compensation consultant, consistent with applicable NYSE listing standards and SEC rules.
Competitive Positioning
Market Data for Compensation Comparison
Annually, the Talent and Compensation Committee reviews:
•published and private compensation survey data analyzed and provided by Pay Governance;
•both utility and general industry data to help determine total direct compensation (base salary, annual and long-term incentive) for non-industry specific roles; and
•data from utility companies to help determine total direct compensation for management roles that are utility-specific.
The Talent and Compensation Committee uses this survey data to develop compensation opportunities that are designed to deliver total direct compensation within a targeted range of approximately the 50th percentile of the surveyed companies in the aggregate. In general, compensation levels for executive officers who are new to a position tend to be closer to the market 25th percentile of surveyed companies, while seasoned executive officers whose experience and skillset are viewed as critical to retain may be positioned at or above the market median within surveyed companies.
Compensation Peer Group
Although the survey data described above is the primary data used in benchmarking compensation, the Talent and Compensation Committee used compensation information from the companies included in the Philadelphia Utility Index to evaluate the overall reasonableness of Entergy's executive compensation programs and to determine relative total shareholder return ("Relative TSR") performance levels for the 2025–2027 PUP. The Talent and Compensation Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining Relative TSR performance levels because the companies included in this index, in the aggregate, are viewed as comparable to Entergy in terms of business and scale.
The Talent and Compensation Committee approved the 2025 compensation model and framework based on compensation information from the companies included in the Philadelphia Utility Index as of October 31, 2024, which were (in addition to Entergy):

14	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

AES Corporation	Edison International
Ameren Corporation	Eversource Energy
American Electric Power Co. Inc.	Exelon Corporation
American Water Works Company, Inc.	FirstEnergy Corporation
CenterPoint Energy Inc.	NextEra Energy, Inc.
Consolidated Edison Inc.	Pinnacle West Capital Corporation
Constellation Energy Corporation	Public Service Enterprise Group Inc.
Dominion Energy, Inc.	Southern Company
DTE Energy Company	WEC Energy Group, Inc.
Duke Energy Corporation	Xcel Energy Inc.
2025 Compensation Structure and Incentive Metrics
In 2025, Entergy's executive compensation programs consisted of base salary and annual and long-term incentives as outlined in the table below:

Compensation Element	Form	Objective	Metrics / Performance Period
Base Salary	Cash	Provides a base level of competitive cash compensation for executive talent.	Adjustments consider individual performance
Annual Incentive Program Awards	Cash	Motivates and rewards executives for performance on key strategic measures during the year; designed to incentivize behaviors that serve Entergy's four stakeholders – customers, employees, communities and owners.	•ETR Adjusted EPS •Adjusted FFO/Debt Ratio •Safety •Customer net promoter score ("NPS") •Talent, Culture and Commerce Measured over a one-year performance period
2025–2027 PUP Awards (60% of total LTI)	Equity	Provides market competitive compensation designed to retain skills and knowledge while increasing executives’ ownership in Entergy to further enhance their focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to focus our executives on driving customer-centric utility growth, building long-term shareholder value, making progress toward quantitative environmental goals aligning with desired customer outcomes for clean energy, reliable operations and reduced storm restoration costs and delivering positive outcomes for customers from capital investments relating to both the energy transition and environmental risks.	•Relative TSR •Environmental Stewardship ◦consisting of a resilience measure and a non-greenhouse gas generation achievement measure Measured over a three-year performance period

Entergy Texas Information Statement |	15

EXECUTIVE OFFICER COMPENSATION

Compensation Element	Form	Objective	Metrics / Performance Period
Stock Options (20% of total LTI)	Equity	Enhances management’s focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to align interests of management with long-term shareholder value as demonstrated by increases in Entergy's share price, provide market competitive compensation, retain talent and increase management’s ownership in Entergy.	Share price appreciation with three-year pro rata vesting
Restricted Stock (20% of total LTI)	Equity	Enhances management’s focus on driving continuous improvement in customer-centric operational results to the benefit of all stakeholders. Designed to provide market competitive compensation, retain talent, and increase management’s ownership in Entergy.	Service-based with three-year pro rata vesting
2025 Compensation Decisions
Base Salary
The salary for each NEO is based on the outcome of an annual merit review, results of the annual market assessment of NEO compensation as provided by Pay Governance, the need to retain an experienced team, job promotion, individual performance, scope of responsibility, leadership skills, and behaviors, current compensation, and internal equity. The Talent and Compensation Committee considers changes in the base salaries of the NEOs at least annually and in connection with promotions, and in 2025, all of the NEOs received annual merit increases in their base salaries ranging from approximately 3.5% to 11%, which were effective April 1, 2025, and were based on the factors described above. In addition, in May 2025, the base salary for Ms. Cook-Nelson was further increased as a result of her promotion from Entergy's Executive Vice President and Chief Nuclear Officer to her current position as Entergy's Executive Vice President and Chief Operating Officer, considering market data as well as the compensation received by the predecessor in her role. Additionally, the base salary of Mr. Viamontes was further increased effective August 3, 2025 in recognition of his performance in his position over the past year and certain additional responsibilities and work assumed by him.
The following table sets forth the 2024 and 2025 annual base salaries for each of the NEOs, after adjusting for the annual merit increases and subsequent increases discussed above, as applicable.

NEO	2024 Base Salary	2025 Base Salary
Eliecer Viamontes[1]	$418,077	$465,000
Kimberly A. Fontan	$706,250	$748,625
Marcus V. Brown	$791,754	$819,465
Kimberly Cook-Nelson[1]	$660,000	$745,000
Andrew S. Marsh	$1,250,000	$1,300,000
1Following the annual merit increases and prior to his subsequent base salary increase in August 2025, the base salary of Mr. Viamontes was $434,800. Following the annual merit increase and prior to her subsequent salary increase relating to her promotion to her current position in May 2025, the base salary of Ms. Cook-Nelson was $732,600.
Annual Incentive Compensation
The NEOs are eligible for annual incentive awards under Entergy's 2019 Omnibus Incentive Plan (“2019 OIP”). The maximum funding available for the annual incentive program is determined by a payout factor referred to as the Entergy Achievement Multiplier (“EAM”). Each year, after a review of Entergy's strategic plan, the Talent and Compensation Committee engages in a rigorous process to determine the performance measures and the minimum, target, and maximum performance goals for each measure that will be used to determine the EAM. The Talent and Compensation Committee also annually establishes target opportunities, as

16	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
a percentage of base salary, for each member of the OCE, which includes all of the NEOs, with the exception of Mr. Brown who transitioned from being a member of the OCE in early 2026 in connection with his planned retirement later in the year. The target opportunities for Mr. Marsh and Ms. Fontan were increased as compared to 2024 from 130% to 135% and from 85% to 90%, respectively, to align more closely with the market median due to their increased tenure in their roles and performance in their roles since their promotions to those roles in 2022. The target opportunity for Ms. Cook-Nelson was also increased from 75% to 80% as a result of her promotion to her current position, effective May 1, 2025. The 2025 target award opportunity for Mr. Viamontes was increased by 5% from 55% to 60% as a result of his performance in his role in 2024 and due to the increased responsibilities he assumed upon becoming a member of the OCE in November 2024. The target opportunity for Mr. Brown remained at the same level as was established for 2024.

Each January, after the end of the fiscal year, the Finance and Talent and Compensation Committees jointly review the Company’s results, and the Talent and Compensation Committee determines the EAM based on the payout factor against the target for each performance measure goal. The Talent and Compensation Committee retains discretion to modify the EAM based on its assessment of the degree of management’s success in achieving Entergy's strategic objectives during the year, taking into account the business and operating environment.

Individual executive officer annual incentive awards are determined based on the Talent and Compensation Committee’s consideration of not only each executive officer’s role in executing Entergy's strategies and delivering the financial and operational performance achieved, but also the individual’s accountability for any challenges and achievements Entergy experienced during the year.
2025 Annual Incentive Program Performance Measures and Methodology
The measures that the Talent and Compensation Committee approved to determine the EAM for 2025 were: ETR Adjusted EPS; Adjusted FFO/Debt Ratio; Safety; Customer NPS; and Talent, Culture and Commerce, with ETR Adjusted EPS being the most heavily weighted at 60% and the remaining measures each weighted at 10%. The performance measures for the 2025 annual incentive program awards were determined by the Talent and Compensation Committee in December 2024, with the Talent, Culture and Commerce measure and goals being finalized by the committee at its March 2025 meeting.
Minimum, target, and maximum performance goals were established for each of the measures, with no payout for results less than the designated minimum, a 25% payout opportunity for results at the minimum, a 100% payout opportunity for results at target, and a 200% payout opportunity for results equal to or exceeding the maximum. Payout opportunities for results between the minimum and target, and target and maximum performance achievement levels, respectively, were determined by straight line interpolation, with the EAM result being determined formulaically by the weighted average of the payouts determined for each of the performance measures.
Quantitative Performance Measures
All the performance measures used to determine the EAM except the Talent, Culture and Commerce performance measure are purely quantitative measures. Following are summary descriptions of each of the quantitative performance measures, including the rationale for their selection and targets set for 2025:

Entergy Texas Information Statement |	17

EXECUTIVE OFFICER COMPENSATION

Measure	Rationale	Goal
ETR Adjusted EPS
Non-GAAP measure, which is the earnings measure by which Entergy provides external guidance, adjusted to eliminate the effects of: (i) major storms, including the adjustment to total debt for pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) income tax law changes; and (iv) any adjustments to contributions to qualified and non-qualified pension investments or trusts related to post-retirement benefits that are elective and above or below plan assumptions (collectively, the “Pre-Determined Exclusions”)

•Based on an objective financial measure that Entergy and its investors consider to be important in evaluating its financial performance
•Based on the same measure Entergy uses for internal and external financial reporting
•Provides both discipline and transparency

•Target performance was set above prior year actual performance and was set to equal management’s expectation for the Entergy’s Adjusted EPS as reflected in its financial plan, or $3.85 per share
•Minimum performance (also set above prior year actual performance): $3.75 per share
•Maximum performance: $3.95 per share

Adjusted FFO/Debt Ratio
Non-GAAP measure, which is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, 50% of interest on hybrid debt instruments, securitization regulatory charges, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt and 50% of principal of hybrid debt instruments, in each case calculated to reflect rating agency treatment of interest and principal on Entergy’s junior subordinated debentures

•Helps emphasize the importance of managing capital and operations and maintenance spending, which directly impacts this metric
•Key measure evaluated by credit rating agencies
•Management of cash flows enables Entergy to strengthen its balance sheet, which reduces borrowing costs and supports affordability for customers

•Target performance was set to equal 14.6%, which was believed to be a reasonable stretch goal because it exceeded the projected Adjusted FFO/Debt Ratio forecast as reflected in Entergy's financial plan
•Minimum performance: 14.1%
•Maximum performance: 15.1%

18	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

Measure	Rationale	Goal
Safety
Quantitative measure based on Entergy's serious injury and fatality (“SIF”) count as defined by the Edison Electric Institute (“EEI”), Entergy’s Total Recordable Incident Rate (“TRIR”), Entergy's priority pole replacement and Entergy's vegetation trimming backlog, with the results of the SIF and TRIR sub-metrics each being weighted at 1/3 and the results of the remaining two sub-metrics each being weighted at 1/6
•SIF count is the number of Entergy employee and contractor serious injuries and fatalities over a one-year period, with employee and contractor targets and results are combined to arrive at reported results and one fatality automatically setting the sub-metric result to zero
•TRIR is based on Occupational Safety and Health Administration reporting guidelines and measures the number of work-related injuries and illnesses per 100 full-time employees over a one-year period
•Priority Pole Replacement is based on the number of high priority (“P1”) poles remaining in backlog for longer than six months at the end of the performance period
•Vegetation Trimming Backlog is based on the reduction of overdue vegetation miles in backlog over the performance period

•The SIF and TRIR goals support Entergy’s goal of maintaining a safe and incident-free workplace for all of our employees and contractors
•TRIR is a target that can be impacted by everyone since not all employees are exposed to high energies that could lead to SIF events
•Improvements in TRIR are associated with improvements in enterprise safety culture, which should contribute to a reduction in SIF events
•The priority pole replacement and the vegetation trimming backlog sub-metrics were incorporated in 2025 because they directly impact public safety and system reliability, consistent with Entergy’s commitment to reducing risks and improving system performance

SIF count
•Target performance was set at 2 SIFs, which equates to top quartile performance among electric utilities for 2025, as reported by the EEI
•No payout if any fatalities
TRIR
•Target performance was set at 0.38, which represents an improvement from the 2024 result of 0.41 and equates to 2/3 of the distance between 2024 performance and top decile in EEI benchmarking
Priority Pole Replacement
•Target performance was set to equal a monthly average of less than 10 high priority replacement poles in backlog
Vegetation Trimming Backlog
•Target performance was set to equal a 5% reduction of vegetation trimming backlog

Entergy Texas Information Statement |	19

EXECUTIVE OFFICER COMPENSATION

Measure	Rationale	Goal
Customer NPS
Quantitative measure based on a benchmark blind survey process for residential and business customers and a custom survey for large commercial and industrial (“C&I”) customers, with the final result determined based on a composite of relative quartile ranking for residential and business customers and a numerical score for large C&I customers, equally weighted
•The blind survey of residential and business customers asks how likely they are to recommend Entergy, on a scale of 0 to 10
•The NPS is the percentage of promoters (scores 9-10) less the percentage of detractors (scores of 6 or less)
•A custom survey is used to determine large C&I NPS because a satisfactory benchmark survey is not available

•Incentivizes actions that drive positive customer outcomes (as measured through customer feedback), including impacts on reliability improvements, responsiveness, price/ affordability and brand/ reputation
•Signals overall health and loyalty of our customer relationships

Residential and Business NPS
•Target performance goals are designed to set a trajectory towards long-term, first quartile customer NPS among industry peers based on achievable near-term outcomes
•For Residential NPS, target performance was set at a rank equating to the top of the second quartile
•For Business NPS, target performance was set at a rank equating to first quartile
Large C&I NPS
•Target performance was set at a one point improvement from the 2024 rank

Qualitative Performance Measure: Talent, Culture and Commerce
The Talent, Culture and Commerce measure is an overall qualitative assessment of talent, culture, and commerce outcomes determined by a combination of qualitative assessments and quantitative key performance indicators. Qualitative assessments include succession planning; leadership training; employee development; inclusion and organizational health programs; and programs on economic development and supply chain outreach. Quantitative key performance indicators are compared to external benchmarks and include voluntary regrettable turnover (i.e., voluntary termination of employees whose most recent performance rating is exceptional or exceeds); inclusive climate survey results; and local supplier managed spend.
The Talent, Culture and Commerce measure was used in the annual incentive program because:
•It reinforces Entergy’s commitment to offer a work environment that is welcoming to all and which allows us to attract and retain superb talent supporting the execution of Entergy’s strategy.
•It rewards progress toward developing and retaining a workforce with a variety of backgrounds, experiences and perspectives and maintaining our commitment to hiring and retaining the most qualified employees.
•It drives an engaged workforce, customer-centric service and solutions, enhancement of owner value, and community partnerships.
•It supports Entergy’s efforts to incorporate local suppliers, which benefits the communities we serve and helps us build a stronger, healthier, and more resilient supply chain.
2025 Annual Incentive Program Target Performance Goal Considerations
In determining the targets for 2025, the Talent and Compensation Committee reviewed anticipated drivers and risks to Entergy's expectations for ETR Adjusted EPS and Adjusted FFO/Debt Ratio for 2025 as set forth in Entergy’s financial plan, as well as factors driving the strong financial performance achieved in 2024. The Talent and Compensation Committee noted that the proposed targets for ETR Adjusted EPS reflected year-to-year growth in the core earnings measure underlying the annual incentive program target consistent with Entergy’s stated objective at the beginning of the year of steady, predictable growth in ETR Adjusted EPS at a

20	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
compound annual rate greater than 8% estimated through 2028. The Talent and Compensation Committee also considered the potential impact of a wide range of identified risks and opportunities and confirmed that the annual incentive program targets for each of the performance measures reflected a reasonable balancing of such risks and opportunities and an appropriate degree of challenge. The goals were designed to be achievable, but also to require the strong coordinated performance of the management team.
2025 Annual Incentive Program Performance Assessment
In January 2026, the Finance and Talent and Compensation Committees jointly reviewed Entergy’s financial and operational results and assessed management’s performance against the performance measures and goals described above in order to determine the EAM. The following table summarizes the annual incentive program performance goals and results for 2025:

Performance Measure	Performance Goals and Results
	Weighting	Minimum	Target	Maximum	2025 Results	Payout Factor
ETR Adjusted EPS ($)[1]	60%	3.75	3.85	3.95	3.91	156%
Adjusted FFO/Debt Ratio[2]	10%	14.1%	14.6%	15.1%	15.2%	200%
Safety[3]	10%	SIF: 4 TRIR: 0.45 P1 Poles: <20 Veg. Miles: 3% (605)	SIF: 2 TRIR: 0.38 P1 Poles: <10 Veg. Miles: 5% (1,008)	SIF: 1 TRIR: 0.35 P1 Poles: 0 + 1,200 P2 poles replaced Veg. Miles: 7% (1,411)	SIF: 12 TRIR: 0.46 P1 Poles: 3 Veg. Miles: 1,630	50%
Customer NPS[4]	10%	Residential: 48 (2nd quartile) Business: 37 (2nd quartile) Large C&I: 49	Residential: 25 (top of 2nd quartile) Business: 19 (1st quartile) Large C&I: 50	Residential: 24 (1st quartile) Business: 15 (midway to top decile) Large C&I: 51	Residential: 20 (1st quartile) Business: 14 (1st quartile) Large C&I: 55	200%
Talent, Culture & Commerce	10%	Qualitative assessment				104%
EAM[5]	100%					149%
1ETR Adjusted EPS is a non-GAAP measure. See Appendix A and "What Energy Corporation Pays and Why - 2025 Compensation Decisions - 2025 Annual Incentive Program Performance Measures and Methodology " for information regarding this non-GAAP financial measure.
2The Adjusted FFO/Debt Ratio, a non-GAAP measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital (including deferred fuel), securitization regulatory charges, 50% of interest on hybrid debt instruments and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt and 50% of principal of hybrid debt instruments, in each case calculated to reflect rating agency treatment of interest and principal on Entergy’s junior subordinated debentures.
3For 2025, the Safety measure calculation was based on four sub-metrics: Entergy’s SIF count as defined by the EEI; Entergy’s TRIR; Entergy’s priority pole replacement; and Entergy’s vegetation trimming backlog, with results of the SIF and TRIR sub-metrics being weighted at 1/3 each and the results of the remaining two sub-metrics being weighted at 1/6 each. The committees assessed management’s performance at below minimum (0%) on each of the SIF and TRIR sub-metrics, 100% of target on the priority replacement pole sub-metric, and 200% of target on the vegetation trimming backlog sub-metric, resulting in an overall payout factor of 50% for the Safety measure.
4For 2025, the Customer NPS measure was calculated based on equally weighted categories of residential, business and large C&I customer NPS scores.
5Reflects the EAM as a percentage of target and as calculated in accordance with the annual incentive program.
In assessing the Talent, Culture and Commerce measure, the committees performed a qualitative assessment of management’s performance in the areas of talent, culture and commerce, informed by certain key performance indicators and quantitative measures described above. In evaluating talent-related outcomes, which were collectively weighted at 40% of the Talent, Culture and Commerce measure, the committees

Entergy Texas Information Statement |	21

EXECUTIVE OFFICER COMPENSATION
assessed management's performance at 153% of target on voluntary turnover of highly rated employees and 100% of target on succession planning, leadership training, and employee development initiatives. In evaluating culture-related outcomes, which were collectively weighted at 40% of the Talent, Culture and Commerce measure, the committees assessed management's performance at 25% of target on Entergy's inclusive climate score and 100% of target on inclusion and organizational health initiatives. In evaluating commerce-related outcomes, which were collectively weighted at 20% of the Talent, Culture and Commerce measure, the committees assessed management's performance at 155% of target on local supplier managed spend and 125% of target on economic development and supply chain outreach initiatives. This resulted in an assessment of 104% of target overall for the Talent, Culture and Commerce performance measure.
To determine the individual NEO annual incentive program awards, the Talent and Compensation Committee considered individual performance in executing on Entergy's strategies, including its large customer growth strategy, and delivering the strong financial performance and operational successes achieved in 2025, as well as the executive’s success in achieving individual goals within the executive’s scope of responsibilities. With these considerations in mind, the Talent and Compensation Committee approved the following annual incentive payouts to each of the NEOs, ranging from 149% to 155% of target.

NEO	Year-End Base Salary	Target as Percentage of Year-End Base Salary	2025 Target Award[1]	Payout as Percentage of Target[1]	2025 Annual Incentive Award
Eliecer Viamontes	$465,000	60%	$279,000	155%	$432,450
Kimberly A. Fontan	$748,625	90%	$673,763	155%	$1,044,333
Marcus V. Brown	$819,465	80%	$655,572	149%	$976,802
Kimberly S. Cook-Nelson	$745,000	80%	$596,000	149%	$864,920
Andrew S. Marsh	$1,300,000	135%	$1,755,000	149%	$2,614,950
1Based on performance against the performance measures, the NEOs could earn a payout ranging from 0%-200% of their target opportunity. For Ms. Cook-Nelson, the payout is stated as a percentage of her pro-rated incentive target, which was determined based on the period of time served in each of the positions she held during the year and the base salary and target percentage for each such position.
Long-Term Incentive Compensation
Long-term incentive compensation delivered in shares of Entergy common stock represents the largest portion of executive officer compensation. Entergy believes the combination of long-term incentives it employs provides a compelling performance-based compensation opportunity, is effective at retaining a strong senior management team, and aligns the interests of the executive officers with the interests of Entergy’s customers and shareholders by enhancing executive officers’ focus on Entergy’s long-term goals.
For each NEO, a target dollar value is established to determine that NEO’s long-term incentive awards. The long-term incentive award target value for each NEO is determined based on utility industry and general industry market median compensation data for the officer’s role, as applicable, adjusted to reflect internal equity and individual performance, including each NEO’s degree of success in achieving various strategic, operational, and regulatory objectives and in overcoming certain challenges that arose in the business during the course of the year.
2025 Long-Term Incentive Compensation Mix
In February 2025, the Talent and Compensation Committee approved the 2025 long-term incentive award values for each NEO. This value was then converted into the number of performance units, stock options and shares of restricted stock granted to each NEO based on an allocation of 60% performance units, 20% stock options and 20% restricted stock.

22	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

NEO	Long-Term Incentive Grant Date Value[1] (as of February 6, 2025)	2025–2027 Target PUP Performance Units	Stock Options	Shares of Restricted Stock
Eliecer Viamontes	$406,112	2,280	4,464	973
Kimberly A. Fontan	$1,908,215	10,714	20,974	4,571
Marcus V. Brown[3]	$1,647,871	9,252	18,111	3,948
Kimberly S. Cook-Nelson	$1,373,974	7,714	15,101	3,292
Andrew S. Marsh[2]	$8,599,377	48,282	94,520	20,600
1Due to fluctuations in stock price, grant date value may differ from the value on the date the long-term incentive award target dollar values are established for each NEO.
2The target value of Mr. Marsh’s long-term incentive award granted in February 2025 was increased from the grant he received in 2024 to better align his total compensation with market level compensation and recognize his and Entergy’s strong performance.
3The target value of Mr. Brown’s long-term incentive award granted in February 2025 was increased from the grant he received in 2024 to maintain his positioning with market.
All the performance units, shares of restricted stock and stock options granted to the NEOs in 2025 were granted pursuant to the 2019 OIP. The 2019 OIP requires a “double trigger,” meaning both a Change in Control (as defined below) of Entergy and an involuntary job loss without cause or a resignation by the NEO for good reason within 24 months following the Change in Control, for accelerated vesting of these awards upon a Change in Control.
Performance Units
The NEOs are issued performance unit awards under the PUP with payout opportunities established by the Talent and Compensation Committee at the beginning of each three-year performance period. The PUP specifies minimum, target, and maximum performance goals, the achievement of which determines the number of performance units that may be earned by each participant.
2025–2027 PUP Performance Measures and Goals
For the 2025–2027 PUP, the Talent and Compensation Committee chose to use the same two performance measures used in the 2024-2026 PUP to determine PUP payouts: Relative TSR and Environmental Stewardship.

Relative TSR
The Talent and Compensation Committee continued to use Relative TSR as a PUP performance measure because it reflects Entergy’s creation of shareholder value relative to other electric utilities included in the Philadelphia Utility Index over the performance period. By measuring performance in relation to an industry benchmark, this measure is intended to isolate, and reward management for, the creation of shareholder value that is not driven by events that affect the industry as a whole.
The Talent and Compensation Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining Relative TSR because the companies included in this index, in the aggregate, are viewed as comparable to Entergy in terms of business and scale.
Minimum, target, and maximum performance goals are determined by reference to the ranking of Entergy’s total shareholder return (“TSR”) in relation to the TSR of the companies in the Philadelphia Utility Index.

Entergy Texas Information Statement |	23

EXECUTIVE OFFICER COMPENSATION
Environmental Stewardship
The Talent and Compensation Committee continued to use the Environmental Stewardship measure, which was first introduced into the PUP for the 2024–2026 performance period, because:
•It measures progress towards quantitative goals that align with desired customer and owner outcomes for clean energy, reliable operation, and reduced storm restoration costs.
•It aligns with interests of regulators to see positive outcomes from capital investments in managing both transition and physical risk.
The Environmental Stewardship measure consists of two components designed to capture the key dimensions of Entergy's current efforts to respond to climate change:
•A Climate Resilience component, sub-weighted at 60%, which is focused on reduction in storm restoration costs attributable to completed infrastructure improvement investments.
•A Carbon-Free Generation component, sub-weighted at 40%, which is focused on generation of electricity from carbon emission-free sources as compared to the Company's projection for the 2025–2027 performance period.
A Carbon Capture Modifier applies to the Carbon-Free Generation component in the range of -9% to +9% based on the Talent and Compensation Committee's assessment of achievement (or lack of achievement) of specific carbon capture and storage (“CCS”) objectives, subject to CCS continuing to be a viable, competitive option.
In December 2024, the Talent and Compensation Committee established the following goals for the 2025–2027 PUP performance measures:

Performance Measures[1]	PUP Measure Weight	Goals[2]
Relative TSR	80%	Minimum (25%) - Bottom of 3rd Quartile Target (100%) - Median Maximum (200%) - 1st Quartile
Environmental Stewardship	20%
Climate Resilience (60%)[3]
2025: Minimum – 1%; Target – 3%; Maximum – 8%
2026: Minimum – 4%; Target – 9%; Maximum – 14%
2027: Minimum – 6%; Target – 11%; Maximum – 16%

Carbon-Free Generation (40%)[4]
Minimum – 133,200 GWh
Target – 139,000 GWh
Maximum – 144,800 GWh

1Payouts for performance between achievement levels are calculated using straight-line interpolation, between minimum and target and between target and maximum, with no payouts for performance below the minimum achievement level with respect to the applicable performance measure, and payouts capped at the maximum achievement level with respect to the applicable performance measure.
2There is no payout if the Relative TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and if both Climate Resilience and Carbon-Free Generation are below the minimum achievement levels.
3The achievement levels established for the Climate Resilience sub-metric are based on annual restoration cost reduction impacts of projects scheduled to be completed with funding under the financial plan based on a model approved by the Talent and Compensation Committee in December 2024.
4The goals for the Carbon-Free Generation sub-metric are based on cumulative GWhs generated over the three year period. The result of the Carbon-Free Generation sub-metric is subject to a carbon capture modifier in the range of -9% to +9% of the Carbon-Free Generation component based on the Talent and Compensation Committee's assessment of progress toward specific CCS objectives, subject to CCS continuing to be a viable, competitive option.

24	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
2023–2025 PUP Performance Measures, Goals and Payouts
In December 2022, the Talent and Compensation Committee chose Relative TSR and Adjusted FFO/Debt Ratio as the performance measures for the 2023–2025 PUP, with Relative TSR weighted 80% and Adjusted FFO/Debt Ratio weighted 20%. In January 2023, the Talent and Compensation Committee established the following minimum, target and maximum performance goals for the 2023–2025 PUP performance measures:

Performance Measures[1]	PUP Measure Weight	Goals[2]
Relative TSR	80%	Minimum (25%) - Bottom of 3rd Quartile Target (100%) - Median Percentile Maximum (200%) - 1st Quartile
Adjusted FFO/Debt Ratio[3]	20%
2023:
Minimum (25%) – 14.0%
Target (100%) – 14.5%
Maximum (200%) – 15.5%
2024:
Minimum (25%) – 14.0%
Target (100%) – 15.0%
Maximum (200%) – 16.0%
2025:
Minimum (25%) – 14.0%
Target (100%) – 15.0%
Maximum (200%) – 16.0%

(Modifier of ±10 basis points for a favorable or unfavorable change in Entergy's corporate credit outlook and ± 20 basis points for an upgrade or downgrade in the corporate credit rating for the Company, with a maximum adjustment of ±20 basis points)

1Payouts for performance between achievement levels are calculated using straight-line interpolation. There is no payout for performance below the minimum achievement level and payouts are capped at 200% for performance at or above the maximum achievement level.
2There is no payout if the Relative TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and the FFO/Debt Ratio is below the minimum achievement level.
3The Adjusted FFO/Debt Ratio, a non-GAAP financial measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, excluding securitization regulatory charges, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt, in each case calculated to reflect rating agency treatment of interest and principal on Entergy’s junior subordinated debentures. The Adjusted FFO/Debt Ratio is evaluated on an annual basis against the target set for each year, which, for 2023, was 14.5%, and for both 2024 and 2025, was 15.0%. The annual results are then averaged to determine the Adjusted FFO/Debt Ratio overall result, which is then further adjusted by the modifier described above. The Talent and Compensation Committee decided to calculate the Adjusted FFO/Debt Ratio in a manner consistent with the rating agency treatment of such debt, as updated in early 2024, in order to ensure that management’s incentives remained aligned with the goal of optimizing Entergy's capital structure while maintaining its credit rating.

Entergy Texas Information Statement |	25

EXECUTIVE OFFICER COMPENSATION
In January 2026, the Talent and Compensation Committee reviewed Entergy’s Relative TSR and Adjusted FFO/Debt Ratio for the 2023–2025 PUP performance period in order to determine the vesting level of the 2023–2025 PUP. The Talent and Compensation Committee compared Entergy’s TSR against the TSR of the companies that were included in the Philadelphia Utility Index as of the last day of the year preceding the beginning of the three-year performance period, which were (in addition to Entergy):

AES Corporation	Edison International
Ameren Corporation	Eversource Energy
American Electric Power Co. Inc.	Exelon Corporation
American Water Works Company, Inc.	FirstEnergy Corporation
CenterPoint Energy Inc.	NextEra Energy, Inc.
Consolidated Edison Inc.	Pinnacle West Capital Corporation
Constellation Energy Corporation	Public Service Enterprise Group, Inc.
Dominion Energy	Southern Company
DTE Energy Company	WEC Energy Group, Inc.
Duke Energy Corporation	Xcel Energy, Inc.
As recommended by the Finance Committee, the Talent and Compensation Committee concluded that Entergy’s Relative TSR for the 2023– 2025 PUP was in the 1st Quartile, resulting in an achievement level of 200% of target, and that the Adjusted FFO/Debt Ratio was 14.3% for 2023, 15.0% for 2024 and 17.2% for 2025, plus an upward adjustment of 10% due to Entergy's improved credit outlook in 2024, resulting in an achievement level of 132% of target. These results yielded an overall payout of 186% of target for the NEOs.

Named Executive Officer	2023 - 2025 Target Performance Units	Number of Shares Issued[1]	Value of Shares Actually Issued[2]	Grant Date Fair Value[3]
Eliecer Viamontes	3,988	7,974	$762,933	$251,683
Kimberly A. Fontan	13,954	27,903	$2,669,499	$880,595
Marcus V. Brown	14,690	29,374	$2,810,301	$927,042
Kimberly S. Cook-Nelson	9,966	19,928	$1,906,566	$628,954
Andrew S. Marsh	61,790	123,558	$11,820,865	$3,899,382
1Includes accrued dividend equivalents.
2Value determined based on the closing price of Entergy common stock on January 15, 2026 ($96.67), the date the Talent and Compensation Committee certified the 2023–2025 PUP results.
3Represents the aggregate grant date fair value calculated in accordance with applicable accounting rules.
Stock Options and Restricted Stock
Entergy grants stock options and shares of restricted stock as part of its long-term incentive award mix because it aligns the interests of the executive officers with long-term shareholder value, provides competitive compensation, and increases the executives’ ownership in Entergy’s common stock. Generally, stock options are granted annually on a pre-established schedule with a maximum term of ten years and vest one-third on each of the first three anniversaries of the date of grant. The exercise price for each option granted in February 2025 was $82.79, which was based on the closing price of Entergy’s common stock on the date of grant. Shares of restricted stock vest one-third on each of the first three anniversaries of the date of grant, are paid dividends which are reinvested in shares of Entergy common stock, and have full voting rights. The dividend reinvestment shares are subject to the same vesting conditions as the underlying shares of restricted stock.
Pre-Determined Exclusions
The Pre-Determined Exclusions for the 2025 annual incentive program EAM and for the 2023–2025 PUP included effects of: (i) major storms, including the adjustment to total debt for pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) income tax law changes; and (iv) any adjustments to contributions to qualified and non-qualified pension investments or trusts related to post-

26	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
retirement benefits that are elective and above or below plan assumptions. The Pre-Determined Exclusions are calculated using plan assumptions at the time the target is set.
The Talent and Compensation Committee also considered, both at the time it chose ETR Adjusted EPS and the Adjusted FFO/Debt Ratio as the 2025 EAM performance measures and at the time it chose the Adjusted FFO/Debt Ratio as a performance measure in the 2023–2025 PUP, as well as when it was establishing the targets for these measures, the appropriateness of excluding the effect of each of the specific Pre-Determined Exclusions it had identified. It viewed the exclusion of major storms as appropriate because although Entergy includes estimates for minor storm costs in its financial plan, it does not include estimates for a major storm event, such as a hurricane, given management’s inability to control or predict acts of nature. The Talent and Compensation Committee considered the exclusion of the effects of any unanticipated changes in income tax law to be appropriate because of the inability of management to impact those results. It approved the exclusion of elective adjustments to Entergy contributions to pension and post-retirement benefit plan trusts because such elective adjustments are not viewed as reflective of the underlying performance of the business. The Talent and Compensation Committee approved the exclusion for the impact of certain unresolved legacy regulatory litigation primarily because of management’s inability to influence the related outcomes.
Health, Welfare, Retirement and Other Benefit Elements
Entergy’s NEOs are eligible to participate in or receive the following benefits:

Plan Type	Description
Retirement Plans
Entergy Corporation-sponsored:
Entergy Retirement Plan - a tax-qualified final average pay defined benefit pension plan that covers a broad group of employees hired before July 1, 2014. As used in this CD&A, “Entergy Retirement Plan” refers to the final average pay defined benefit pension plan benefit provided to eligible employees pursuant to the Entergy Corporation Retirement Plan for Non-Bargaining Employees.
Cash Balance Plan - a tax-qualified cash balance defined benefit pension plan that covers a broad group of employees hired on or after July 1, 2014 and before January 1, 2021. Effective January 1, 2022, the Cash Balance Plan was merged with and into the Entergy Retirement Plan, while maintaining the same cash balance pension benefit formula. As used in this CD&A, “Cash Balance Plan” refers to the cash balance defined benefit pension plan benefit provided to eligible employees.
Pension Equalization Plan (PEP) - a non-qualified pension restoration plan for certain highly compensated non-bargaining employees who participate in the Entergy Retirement Plan.
Cash Balance Equalization Plan (CBEP) - a non-qualified restoration plan for certain highly compensated non-bargaining employees who participate in the Cash Balance Plan.
System Executive Retirement Plan (SERP) - a legacy non-qualified supplemental retirement plan for a select group of individuals who became executive officers before July 1, 2014.
See “2025 Pension Benefits” for additional information regarding the operation of and NEO participation in the plans described above.

Savings Plan	Entergy Corporation-sponsored 401(k) Savings Plan that covers a broad group of employees and provides for an employer matching contribution.
Health & Wellness Benefits
Medical, dental and vision coverage, health care and dependent care reimbursement plans, life and accidental death and dismemberment insurance, business travel accident insurance, and basic long-term disability insurance.
Eligibility, coverage levels, potential employee contributions and other plan design features are the same for the NEOs as for the broad employee population.

Entergy Texas Information Statement |	27

EXECUTIVE OFFICER COMPENSATION

Plan Type	Description
2025 Perquisites
Corporate aircraft usage, annual mandatory physical exams, relocation benefits and personal security assessments of the executive team’s residences in 2025. The Board believes that providing these assessments was a reasonable and appropriate business expense and an important component of the Company’s overall risk oversight and security program. The NEOs do not receive tax gross ups on any benefits, except for certain relocation benefits.
For additional information regarding perquisites during 2025, see the “All Other Compensation” column in the 2025 Summary Compensation Table.

Deferred Compensation	The NEOs are eligible to defer up to 100% of their base salary and annual incentive awards into the Entergy-sponsored Executive Deferred Compensation Plan. As of December 31, 2025, none of the NEOs have deferred any amounts under this plan.
Executive Disability Plan
This plan pays eligible individuals a supplemental long-term disability ("LTD") benefit if they are disabled and receiving LTD benefits from the broad-based LTD Plan. The benefit payable under this plan is equal to 65% of the difference between their annual base salary and the annual base salary that produces the maximum disability payment under our broad-based LTD plan, which is $15,000.

Entergy provides these benefits to the NEOs as part of its effort to provide competitive executive compensation programs and because it believes these benefits are important retention and recruitment tools since many of the companies with which Entergy competes for executive talent provide similar arrangements to their senior executive officers. In addition, in the case of benefits such as the annual physical examination and the personal security assessment, Entergy provides such benefits because it believes they are in the interests of Entergy and its shareholders.
Severance and Retention Arrangements
System Executive Continuity Plan
The Talent and Compensation Committee believes that retention and transitional compensation arrangements are an important part of overall compensation, as they help to secure the continued employment and dedication of the NEOs, notwithstanding any concern that they might have at the time of a change in control regarding their own continued employment. In addition, the Talent and Compensation Committee believes that these arrangements are important as recruitment and retention devices, as many of the companies with which Entergy competes for executive talent have similar arrangements in place for their senior employees.
To achieve these objectives, Entergy has established a System Executive Continuity Plan ("Continuity Plan") under which each of the NEOs are entitled to receive “change in control” payments and benefits if such officer’s employment is involuntarily terminated without cause or if the officer resigns for good reason, in each case, in connection with a change in control of Entergy. Entergy strives to ensure that the benefits and payment levels under the Continuity Plan are consistent with market practices. The executive officers of Entergy and its subsidiaries, including the Company's NEOs, are not entitled to any tax gross up payments on any severance benefits received under this plan. For more information regarding severance arrangements, see “Potential Payments Upon Termination or Change in Control.”
Non-Qualified Pension Plan
Mr. Brown participates in both the SERP and the PEP but is entitled to receive a benefit from only one of the plans upon his retirement. In 2022, Entergy entered into an agreement with Mr. Brown and amended the PEP and the SERP. Pursuant to such agreement and amendments, if certain contingencies are met, Mr. Brown (or his surviving spouse) under the SERP when he separates from employment with Entergy is fixed and will be determined as if such separation from employment occurred as of November 30, 2022, including the use of final average monthly compensation, service and actuarial assumptions applicable to separations as of such date (the “Qualifying Transition Benefit”). If Mr. Brown separates from service and the contingencies are not met, then Mr. Brown (or his surviving spouse) will receive the lesser of (i) the previously described benefit amount under the SERP or (ii) the benefit that would have been payable to Mr. Brown under the SERP or the PEP, without regard to the above-described amendments to the SERP and PEP.
On November 6, 2025, Entergy announced that Mr. Brown will retire from Entergy in 2026. In connection with Mr. Brown’s anticipated retirement, Entergy granted Mr. Brown permission to retire under the SERP in 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the

28	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Qualifying Transition Benefit. However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for “Cause” and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations).
Risk Mitigation and Other Pay Practices
Recoupment of Compensation (Clawback Provisions)
Under the amended and restated policy regarding the recoupment of certain compensation adopted by each of Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, Entergy New Orleans, and Entergy Texas (the “Clawback Policy”), which exceeds the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), Entergy will seek reimbursement of certain compensation from current or former executive officers subject to Section 16, including all of the NEOs, where:
•Entergy or the Company, as applicable, is required to restate its financial statements due to noncompliance with any financial reporting requirement under securities laws; or
•there is a material miscalculation of a performance measure related to incentive compensation, regardless of whether Entergy's or the Company's financial statements are restated.
In addition, Entergy or the Company, as applicable, may seek reimbursement of certain compensation from current or former executive officers subject to Section 16, including all of the NEOs, if the Board determines that such executive officer engaged in fraud that resulted in either a restatement of Entergy’s financial statements or a material miscalculation of a performance measure relative to incentive compensation.
The Clawback Policy applies to incentive compensation, including cash or equity-based bonus or incentive or profit-sharing awards paid in respect of the three-year period prior to the year in which Entergy is required to prepare such restatement or in respect of the three-year period preceding the material miscalculation. The amount required to be reimbursed is equal to the excess of the gross incentive payment actually paid over the gross payment that would have been paid if the original payment had been determined based on the restated financial results or correct calculation. Entergy and the Company may enforce all or part of any executive officer’s repayment obligation under the policy by reducing any amounts that may be owed from time-to-time by Entergy or the Company, as applicable, or any of their subsidiaries to such individual, whether as wages, severance, vacation pay or in the form of any other benefit or for any other reason. In addition, Entergy and the Company will seek to recover any compensation received by the Company's Chief Executive Officer and Chief Financial Officer that is required to be reimbursed under the Sarbanes-Oxley Act of 2002 following a material restatement of our financial statements.
In addition to the above-described Clawback Policy, the Entergy board adopted an additional discretionary recoupment policy applicable to all officers of Entergy System companies, including the NEOs, that allows recoupment of incentive compensation from an officer who engages in certain detrimental conduct, including (i) commission of a felony or other crime that affects the officer’s ability to perform their duties, (ii) fraud in contravention of the officer’s duties to the enterprise, (iii) unauthorized disclosure of confidential or proprietary information of an Entergy System company or material violation of a material written Entergy System company policy or material agreement between the officer and an Entergy System company in either case that results in, or could have resulted in, termination for Cause as defined in the 2019 OIP or that results in significant financial or operational loss, or significant reputational harm to Entergy; and (iv) other conduct that the officer knew or should have known could result in termination for Cause as defined in the 2019 OIP (regardless whether it does) and that results in significant financial or operational loss or significant reputational harm to Entergy. The discretionary recoupment policy for detrimental conduct applies to all incentive compensation, including time-based awards, and allows for the claw back of compensation received after the detrimental conduct and within the three-year period preceding the detrimental conduct, provided the recoupment efforts are commenced within five years after the detrimental conduct and before a change in control. The additional discretionary recoupment policy applies to detrimental conduct committed on or after January 26, 2024, the effective date of the policy.

Entergy Texas Information Statement |	29

EXECUTIVE OFFICER COMPENSATION
Stock Ownership Guidelines and Share Retention Requirements
Entergy requires executive officers of Entergy and its subsidiaries, which includes the NEOs, to own Entergy stock to further align their interests with its shareholders’ interests. Stock ownership levels are achieved through ownership of any Entergy shares held by the officer, including shares held in the 401(k) plan, restricted stock, dividends earned on restricted shares during the period of restriction, and restricted stock units. Performance units held under the PUP, and stock options, whether vested or unvested, do not count toward achievement of stock ownership levels. Annually, the Talent and Compensation Committee monitors the executive officers’ compliance with these guidelines. All of the NEOs were in compliance with the applicable ownership guidelines at the time of the most recent annual review. Entergy's ownership guidelines are as follows:

Role[1]	Value of Common Stock to be Owned
Management Level 1	6 x base salary
Management Level 2	3 x base salary
Management Level 3	2 x base salary
Management Level 4	1 x base salary
1Of the NEOs, Mr. Marsh held a management level 1 position as Entergy's Chief Executive Officer, Mses. Cook-Nelson and Fontan and Mr. Brown held management level 2 positions and Mr. Viamontes held a management level 3 position.

To facilitate compliance with the guidelines, until an executive officer satisfies the stock ownership guidelines, the officer must retain:
•all net after-tax shares paid out under the PUP;
•all net after-tax shares of restricted stock and all net after-tax shares received upon the vesting of restricted stock units; and
•at least 75% of the after-tax net shares received upon the exercise of Entergy stock options.
Trading Controls
Entergy and the Company have adopted an insider trading policy which is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and which governs the purchase, sale, and/or other dispositions of Entergy’s securities, by any directors, officers and employees the Company and its subsidiaries, and by Entergy and the subsidiaries themselves as well as the applicable rules and regulations of the New York Stock Exchange. A copy of the insider trading policy adopted by Entergy and the Company is filed as Exhibit 19 to the Company’s Annual Report on Form 10-K.
Executive officers, including the NEOs, are subject to Entergy’s insider trading policy and thus are required to receive permission from Entergy’s General Counsel or his designee prior to entering into any transaction involving Entergy securities, including gifts, other than an exercise of employee stock options that is not funded through a sale in the market. Employees who are subject to trading restrictions, including the NEOs, are generally only permitted to trade during specified open trading windows beginning shortly after the release of earnings. Employees, including the NEOs, may enter into trading plans under Rule 10b5-1 of the Exchange Act, but these trading plans or any amendment to or termination of an existing plan may be entered into only during an open trading window and must be approved in advance by Entergy’s General Counsel or his designee.
No Pledging / Hedging
Entergy also prohibits directors and executive officers of Entergy and its subsidiaries, including the NEOs, from pledging any Entergy securities or entering into margin accounts involving Entergy securities. Entergy prohibits these transactions because of the potential that sales of Entergy securities could occur outside trading periods and without the required approval of the General Counsel. In addition, Entergy prohibits directors and executive officers of Entergy and its subsidiaries, including the NEOs, from engaging in any hedging transactions with respect to Entergy securities.

30	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Compensation Consultant Independence
Annually, the Talent and Compensation Committee reviews the relationship with its compensation consultant to determine whether any conflicts of interest exist that would prevent the consultant from independently advising the Talent and Compensation Committee. When assessing the independence of its current compensation consultant, Pay Governance, in 2025, the committee considered the following factors, among others:
•Pay Governance has policies in place to prevent conflicts of interest;
•No member of Pay Governance’s consulting team serving the Corporate Governance or Talent and Compensation Committees has a business relationship with any member of the committees or any of Entergy's or its subsidiaries', including the Company’s, executive officers;
•Neither Pay Governance nor any of its principals own any shares of Entergy common stock; and
•The amount of fees paid to Pay Governance is less than 1% of Pay Governance’s total consulting income.
Based on these factors, the Talent and Compensation Committee concluded that Pay Governance is independent in accordance with SEC and NYSE rules and that no conflict of interest exists that would prevent Pay Governance from independently advising either the Talent and Compensation Committee or the Corporate Governance Committee.
In addition, Pay Governance has agreed that it will not accept any engagement with management without prior approval from the Talent and Compensation Committee, and Entergy's board has adopted a policy that prohibits a compensation consultant from providing other services to Entergy if the aggregate amount for those services would exceed $120,000 in any year. During 2025, Pay Governance did not provide any services to Entergy other than the services it performed on behalf of the Talent and Compensation and Corporate Governance Committees, and it worked with Entergy’s management only as directed by those committees.
Talent and Compensation Committee Report
The Talent and Compensation Committee Report included in Entergy’s definitive proxy statement filed with the SEC on March 27, 2026 is incorporated by reference but will not be deemed to be “filed” in this Information Statement. The Company does not have a compensation committee or other board committee performing equivalent functions. Our Board is comprised of individuals who are officers or employees of Entergy or the Company. Our Board does not make determinations regarding the compensation paid to our executive officers.

Entergy Texas Information Statement |	31

EXECUTIVE OFFICER COMPENSATION
Compensation Tables
2025 Summary Compensation Table
The following table summarizes the total compensation paid to or earned by each of the NEOs for the fiscal year ended December 31, 2025, and, to the extent required by SEC disclosure rules, the fiscal years ended December 31, 2024 and 2023. The compensation set forth in the table represents the aggregate compensation paid by all Entergy companies. For additional information regarding the material terms of the awards reported in the following table, including a general description of the formula or criteria to be applied in determining the amounts payable, see the CD&A.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Name and Principal Position[1]	Year	Salary[2]	Bonus[3]	Stock Awards[4]	Option Awards[5]	Non-Equity Incentive Plan Compen-sation[6]	Change in Pension Value and Non-qualified Deferred Compen-sation Earnings[7]	All Other Compen-sation[8]	Total	Total Without Change in Pension Value[9]
Eliecer Viamontes Chief Executive Officer	2025	$441,841	$—	$328,304	$77,808	$432,450	$44,600	$68,440	$1,393,443	$1,348,843
	2024	$384,887		$303,748	$78,813	$321,919	$34200	$33,055	$1,156,622	$1,122,422
	2023	$361,284	$—	$333,024	$78,755	$251,202	$28,700	$25,846	$1,078,811	$1,050,111
Kimberly A. Fontan Executive Vice President and Chief Financial Officer	2025	$737,033	$—	$1,542,638	$365,577	$1,044,333	$880,600	$98,647	$4,668,828	$3,788,228
	2024	$684,375	$—	$1,477,716	$383,422	$876,457	$433,100	$34,937	$3,890,007	$3,456,907
	2023	$625,000	$—	$1,165,112	$275,621	$646,875	$409600	$31,860	$3,154,068	$2,744,468
Marcus V. Brown Executive Legal Advisor to the Chief Executive Officer, Entergy	2025	$811,898	$100,000	$1,332,196	$315,675	$976,802	$784,500	$126,455	$4,447,526	$3,663,026
	2024	$783,555	$—	$1,185,567	$307,642	$924,768	$455,800	$67,092	$3,724,424	$3,268,624
	2023	$753,419	$—	$1,226,636	$290,192	$950,104	$731,700	$77,328	$4,029,379	$3,297,679
Kimberly S. Cook-Nelson Executive Vice President and Chief Operating Officer, Entergy	2025	$720,749	$—	$1,110,763	$263,210	$864,920	$874,200	$183,900	$4,017,742	$3,143,542

Andrew S. Marsh Chair of the Board and Chief Executive Officer, Entergy	2025	$1,286,346	$—	$6,951,893	$1,647,484	$2,614,950	$3,972,100	$279,816	$16,752,589	$12,780,489
	2024	$1,209,615	$—	$5,709,300	$1,481,523	$2,307,500	$2,043,600	$94,837	$12,846,375	$10,802,775
	2023	$1,100,000	$—	$5,159,370	$1,220,557	$1,821,600	$982,400	$89,281	$10,373,208	$9,390,808
1No compensation information is provided for Ms. Cook-Nelson for 2024 or 2023, as she was not included as a NEO in our Information Statements filed for the years ended December 31, 2024 and December 31, 2023.
2The amounts in column (c) represent the actual base salary paid to the NEOs in the applicable year. The 2025 merit increases in base salaries noted in the CD&A were effective in April 2025. The subsequent base salary increase noted in the CD&A for Ms. Cook-Nelson was effective in May 2025, and the subsequent base salary increase for Mr. Viamontes was effective August 2025.
3The cash bonus paid to Mr. Brown in 2025 was to recognize his work serving as Chair of the Super Bowl LIX Host Committee on behalf of Entergy Corporation, the founding sponsor of the Host Committee.
4The amounts in column (e) represent the aggregate grant date fair value of restricted stock, restricted stock units and performance units granted under the 2019 OIP, each calculated in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures.  The grant date fair value of the restricted stock, restricted stock units, and the portion of the performance units with vesting based on the Adjusted FFO/Debt Ratio (within the 2023–2025 PUP) and the Environmental Stewardship measure (used within the 2024–2026 PUP and 2025–2027 PUP) is determined using the closing price of Entergy common stock on the date of grant.  The grant date fair value of the portion of the performance units attributable to Relative TSR was measured using a Monte Carlo simulation valuation model.  The simulation model applies a risk-free interest rate and an expected volatility assumption.  The risk-free interest rate is assumed to equal the

32	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
yield on a three-year treasury bond on the grant date.  Volatility is based on historical volatility for the 36-month period preceding the grant date.  The performance units in the table are also valued based on the probable outcome of the applicable performance condition at the time of grant. The maximum value of shares that would be received if the highest achievement level is attained with respect to both the Relative TSR and Environmental Stewardship measures, for performance units granted in 2025 are as follows:  Mr. Viamontes, $377,522; Mr. Brown, $1,531,946; Ms. Cook-Nelson, $1,277,284; Ms. Fontan, $1,774,024; and Mr. Marsh, $7,994,534.
5The amounts in column (f) represent the aggregate grant date fair value of stock options granted under the 2019 OIP calculated in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used in valuing these awards, see Note 12 to the Financial Statements in the Annual Report.
6The amounts in column (g) represent annual incentive award cash payments made pursuant to the annual incentive program under the 2019 OIP.
7The amounts in column (h) include the annual actuarial change in the present value of the NEOs’ benefits under all pension plans established by Entergy using interest rate and mortality rate assumptions consistent with those used in Entergy's financial statements and include amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. None of the increases for any of the NEOs are attributable to above-market or preferential earnings on non-qualified deferred compensation and includes any amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. See the 2025 Pension Benefits Table of this Information Statement for additional information.
8The amounts set forth in column (i) for 2025 include (a) matching contributions by Entergy under the Savings Plan to each of the NEOs; (b) dividends and dividend equivalents paid on restricted stock and performance units when vested; (c) life insurance premiums; (d) tax reimbursements on relocation benefits and (e) perquisites and other compensation as described below. The amounts are listed in the following table:

	Eliecer Viamontes	Kimberly A. Fontan	Marcus V. Brown	Kimberly S. Cook-Nelson	Andrew S. Marsh
Entergy Matching Contribution – Savings Plan	$21,000	$14,700	$14,700	$14,700	$14,700
Dividends and Dividend Equivalents Paid on Vested Restricted Stock and PUP Awards	$17,538	$52,463	$75,271	$41,013	$231,599
Life Insurance Premiums	$1,265	$1,896	$11,484	$4,002	$4,049
Tax Reimbursements on Relocation Benefits	$—	$—	$—	$37,763	$—
Perquisites and Other Compensation	$28,637	$29,588	$25,000	$86,422	$29,468
Total	$68,440	$98,647	$126,455	$183,900	$279,816
9 The Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for the applicable year. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to Entergy's performance and are outside the control of the Talent and Compensation Committee.
Perquisites and Other Compensation
The amounts set forth in column (i) also include perquisites and other personal benefits that Entergy provides to the NEOs as part of providing competitive executive compensation programs and for employee retention. The following perquisites were provided to the NEOs in 2025.

NEO	Personal Security	Executive Physical Exams	Relocation
Eliecer Viamontes	X	X
Kimberly A. Fontan	X	X
Marcus V. Brown	X	X
Kimberly S. Cook-Nelson	X	X	X
Andrew S. Marsh	X	X
Entergy requires its executive officers who are members of the OCE to have a comprehensive annual physical exam at Entergy’s expense, and executive officers may have the occasional personal use of tickets to

Entergy Texas Information Statement |	33

EXECUTIVE OFFICER COMPENSATION
athletic and cultural events when such tickets are not being used for business purposes, for which there is no incremental cost to the Company.
Personal security assessments were performed on the homes of the Company's senior executive team, including all of the NEOs, as part of a broader initiative to enhance Entergy’s executive protection program. These assessments were designed to identify vulnerabilities, recommend improvements, and establish a consistent security standard for our executives’ homes. The cost of these assessments was $25,000 for each of the NEOs. The amount reflected as the incremental cost to the Company is based on the amount reimbursed directly to the third-party service provider.
Entergy also provides relocation benefits to a broad base of employees, which include assisting with moving expenses, transportation of household goods and in certain circumstances, assistance with the sale of the employee's existing home. In connection with her promotion to Executive Vice President and Chief Operating Officer, and in accordance with Entergy's relocation policies, Entergy paid $94,491 in relocation expenses for Ms. Cook-Nelson in 2025. The relocation assistance amount reported above represents the amount paid to Entergy’s relocation service provider or Ms. Cook-Nelson, as applicable. If Ms. Cook-Nelson separates from the Company prior to the two-year anniversary of her promotion, certain of Ms. Cook-Nelson's relocation benefits are subject to repayment.
None of the other perquisites referenced above exceeded $25,000 for any of the NEOs.

34	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
2025 Grants of Plan-Based Awards
The following table summarizes award grants during 2025 to the NEOs.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts under Equity Incentive Plan Awards [2]
Name	Grant Date	Thresh-old ($)	Target ($)	Maximum ($)	Thresh-old (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	All Other Option Awards: Number of Securities Under- lying Options (#)[4]	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5]
(a)	(b)		(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Eliecer Viamontes	2/6/25	$-	$279,000	$558,000
	2/6/25				570,000	2,280	4,560,000				$247,749
	2/6/25							973			$80,555
	2/6/25								4,464	$82.79	$77,808
Kimberly A. Fontan	2/6/25	$—	$673,763	$1,347,525
	2/6/25				2,679	10,714	21,428				$1,164,205
	2/6/25							4,571			$378,433
	2/6/25								20,974	$82.79	$365,577
Marcus V. Brown	2/6/25	$—	$655,572	$1,311,144
	2/6/25				2,313	9,252	18,504				$1,005,341
	2/6/25							3,948			$326,855
	2/6/25								18,111	$82.79	$315,675
Kimberly S. Cook-Nelson	2/6/25	$—	$596,000	$1,192,000
	2/6/25				1,929	7,714	15,428				$838,219
	2/6/25							3,292			$272,545
	2/6/25								15,101	$82.79	$263,210
Andrew S. Marsh	2/6/25	$—	$1,755,000	$3,510,000
	2/6/25				12,071	48,242	96,564				$5,246,419
	2/6/25							20,600			$1,705,474
	2/6/25								94,520	$82.79	$1,647,484
1The amounts in columns (c), (d) and (e) represent minimum, target and maximum payment levels under the annual incentive program. The actual amounts awarded are reported in column (g) of the 2025 Summary Compensation Table.
2The amounts in columns (f), (g), and (h) represent the minimum, target, and maximum payment levels under the 2025–2027 PUP.  Performance units granted under the 2025–2027 PUP pursuant to the 2019 OIP will vest on December 31, 2027 based on two performance measures—Relative TSR, weighted 80%, and Environmental Stewardship, weighted 20%, as described under “What Entergy Pays and Why – Long-Term Incentive Compensation – 2025 Long-Term Incentive Compensation Mix – Performance Units” in the CD&A. Subject to the achievement of performance targets, each unit will be converted into one share of Entergy’s common stock on the last day of the performance period for the 2025-2027 PUP cycle (December 31, 2027).  Accrued dividends on the shares earned will also be paid in Entergy common stock.
3The amounts in column (i) represent shares of restricted stock granted under the 2019 OIP. Shares of restricted stock vest one-third on each of the first, second and third anniversaries of the grant date, have voting rights and accrue dividends during the vesting period.
4The amounts in column (j) represent options to purchase shares of Entergy common stock granted under the 2019 OIP. The options vest one-third on each of the first, second and third anniversaries of the grant date and have a ten-year term from the date of grant.
5The amounts in column (l) are valued based on the aggregate grant date fair value of the award calculated in accordance with FASB ASC Topic 718 and, in the case of the performance units, are based on the probable outcome of the applicable performance conditions. See footnotes 4 and 5 to the 2025 Summary Compensation Table for a discussion of the relevant assumptions used in calculating the grant date fair value.

Entergy Texas Information Statement |	35

EXECUTIVE OFFICER COMPENSATION
2025 Outstanding Equity Awards at Fiscal Year-End
The following table summarizes each NEO's unexercised options, restricted stock that has not vested, and other equity incentive plan awards outstanding as of December 31, 2025.

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Eliecer Viamontes	—	4,464	[1]		$82.79	2/06/2035
	—	5,648	[2]		$49.54	1/25/2034
	—	2,616	[3]		$54.24	1/26/2033
										4,560	[4]	$421,481
										7,608	[5]	$703,207
							1,000	[6]	$92,430
							1,097	[7]	$101,396
							557	[8]	$51,484
Kimberly A. Fontan	—	20,974	[1]		$82.79	2/06/2035
	13,734	27,472	[2]		$49.54	1/25/2034
	18,310	9,156	[3]		$54.24	1/26/2033
	9,910	—			$54.80	1/27/2032
	12,800	—			$65.86	1/30/2030
										21,428	[4]	$1,980,590
										37,012	[5]	$3,421,019
							4,698	[6]	$434,236
							5,342	[7]	$493,761
							1,952	[8]	$180,423
Marcus V. Brown	—	18,111	[1]		$82.79	2/06/2035
	—	22,042	[2]		$49.54	1/25/2034
	—	9,640	[3]		$54.24	1/26/2033
										18,504	[4]	$1,710,325
										29,696	[5]	$2,744,801
							4,058	[6]	$375,081
							4,284	[7]	$395,970
							2,055	[8]	$189,944
Kimberly S. Cook-Nelson	—	15,101	[1]		$82.79	2/06/2035
	—	20,296	[2]		$49.54	1/25/2034
	—	6,540	[3]		$54.24	1/26/2033
										15,428	[4]	$1,426,010
										27,344	[5]	$2,527,406
							3,384	[6]	$312,783
							3,947	[7]	$364,821
							1,394	[8]	$128,847
							18,640	[9]	$1,722,895

36	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Andrew S. Marsh	—	94,520	[1]		$82.79	2/06/2035
	53,072	106,146	[2]		$49.54	1/25/2034
	81,086	40,544	[3]		$54.24	1/26/2033
	50,960	—			$54.80	1/27/2032
	58,392	—			$47.94	1/28/2031
	72,158	—			$65.86	1/30/2030
	90,364	—			$44.60	1/31/2029
	98,000	—			$39.04	1/25/2028
	88,000	—			$35.27	1/26/2027
										96,564	[4]	$8,925,411
										143,004	[5]	$13,217,860
							21,176	[6]	$1,957,298
							20,636	[7]	$1,907,385
							8,640	[8]	$798,595
1Consists of options granted under the 2019 OIP; 1/3 of the options vested on February 6, 2026 and 1/2 of the remaining options will vest on each of February 6, 2027 and February 6, 2028.
2Consists of options granted under the 2019 OIP; 1/2 of the options vested on January 25, 2026 and the remaining options will vest on January 25, 2027.
3Consists of options granted under the 2019 OIP that vested on January 26, 2026.
4Consists of 2025–2027 PUP performance units granted under the 2019 OIP that will vest on December 31, 2027 based on two performance measures - Entergy’s Relative TSR performance and Environmental Stewardship with Relative TSR weighted 80% and Environmental Stewardship weighted 20%, as described under “What Entergy Corporation Pays and Why - Long-Term Incentive Compensation - 2025 Long-Term Incentive Compensation Mix - Performance Units” in the CD&A.
5Consists of 2024–2026 PUP performance units granted under the 2019 OIP that will vest on December 31, 2026 based on two performance measures - Relative TSR, weighted 80%, and Environmental Stewardship, weighted 20%.
6Consists of shares of restricted stock granted under the 2019 OIP; 1/3 of the shares of restricted stock vested on February 6, 2026, 1/3 will vest on February 6, 2027, and 1/3 will vest on February 6, 2028.
7Consists of shares of restricted stock granted under the 2019 OIP; 1/2 of the shares of restricted stock vested on January 25, 2026 and the remaining shares will vest on January 25, 2027.
8Consists of shares of restricted stock granted under the 2019 OIP that vested on January 26, 2026.
9Consists of restricted stock units granted under the 2019 OIP which will vest in two installments of 40% of the units and 60% of the units on February 1, 2027 and August 1, 2029, respectively.

Entergy Texas Information Statement |	37

EXECUTIVE OFFICER COMPENSATION
2025 Option Exercises and Stock Vested
The following table provides information concerning each exercise of stock options and each vesting of stock during 2025 for the NEOs.

	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Eliecer Viamontes	14,642	$466,621	10,880	$881,428
Kimberly A. Fontan	27,890	$1,033,119	38,029	$3,085,175
Marcus V. Brown	135,694	$3,906,392	41,400	$3,299,295
Kimberly S. Cook-Nelson	21,160	$806,105	28,012	$2,237,243
Andrew S. Marsh	—	$—	166,288	$13,572,998
1Represents the value of performance units which vested under the 2023–2025 PUP (payable solely in shares based on the closing stock price of Entergy on the date of vesting) under the PUP and the vesting of restricted stock and restricted stock units, if applicable, in 2025.

38	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
2025 Pension Benefits
The following table shows the present value as of December 31, 2025 of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each NEO, under Entergy's retirement plans determined using interest rate and mortality rate assumptions set forth in Note 11 to the Financial Statements in the Annual Report. The amount of the SERP benefit provided in this table is the present value of the SERP benefit due at age 65 discounted using the interest rates that Entergy used for financial reporting for the non-qualified pension liability at December 31, 2025, with the exception of Mr. Brown as discussed in the footnotes accompanying the table.
Additional information regarding these retirement plans follows this table.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During 2024
Eliecer Viamontes	Cash Balance Equalization Plan	5.95	$71,500	$—
	Cash Balance Plan	5.95	$82,200	$—
Kimberly A. Fontan	Pension Equalization Plan	29.56	$2,235,100	$—
	Entergy Retirement Plan	29.56	$907,000	$—
Marcus V. Brown[1,2]	System Executive Retirement Plan	30.74	$11,065,100	$—
	Entergy Retirement Plan	30.74	$1,649,400	$—
Kimberly S. Cook-Nelson	Pension Equalization Plan	29.35	$2,127,500	$—
	Entergy Retirement Plan	29.35	$950,800	$—
Andrew S. Marsh	System Executive Retirement Plan	27.37	$12,099,500	$—
	Entergy Retirement Plan	27.37	$857,700	$—
1As of December 31, 2025, Mr. Brown was retirement eligible.
2In 2022, Entergy entered into an agreement with Mr. Brown and amended the PEP and the SERP, and pursuant to such agreement and amendments, the benefit payable to Mr. Brown (or to his surviving spouse) will be entitled to the Qualifying Transition Benefit under the SERP when he separates from employment with Entergy if certain contingencies are met. See “Severance and Retention Arrangements – Non-qualified Pension Plan” for additional information on the Qualifying Transition Benefit. If Mr. Brown separates from service and the contingencies are not met, then Mr. Brown (or his surviving spouse) will receive the lesser of (i) the previously described benefit amount under the SERP or (ii) the benefit that would have been payable to Mr. Brown under the SERP or the PEP, without regard to the above-described amendments to the SERP and PEP.
On November 6, 2025, Entergy announced that Mr. Brown will retire from Entergy in 2026. In connection with Mr. Brown’s anticipated retirement, Entergy granted Mr. Brown permission to retire under the SERP in 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit. However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for “Cause” and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations).
The tables below contain summaries of the pension benefit plans sponsored by Entergy that the NEOs participated in during 2025. Benefits for the NEOs who participate in these plans are determined using the same formulas as for other eligible employees.

Qualified Retirement Benefits
All of our NEOs, except for Mr. Viamontes, participate in the Entergy Retirement Plan, a tax-qualified final average pay defined benefit pension plan sponsored by Entergy. Mr. Viamontes participates in the Cash Balance Plan ("CBP"), which is a tax-qualified cash balance defined benefit pension plan Entergy sponsors for employees hired after June 30, 2014 and before January 1, 2021. Summaries of these plans are provided below. Benefits for the NEOs are determined using the same formulas as for other eligible employees:

Entergy Texas Information Statement |	39

EXECUTIVE OFFICER COMPENSATION

	Entergy Retirement Plan	Cash Balance Plan[1]
Eligible NEOs	• Marcus V. Brown • Kimberly S. Cook-Nelson • Kimberly A. Fontan • Andrew S. Marsh	•Eliecer Viamontes
Eligibility	Non-bargaining employees hired before July 1, 2014.	Non-bargaining employees hired on or after July 1, 2014 and before January 1, 2021.
Vesting	A participant becomes vested in the Entergy Retirement Plan upon attainment of at least 5 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.	A participant becomes vested in the CBP upon attainment of at least 3 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.
Form of Payment Upon Retirement
Benefits are payable as an annuity. For employees who separate from service on or after January 1, 2018, a single lump sum distribution may be elected by the participant if eligibility criteria are met.
Benefits are payable as an annuity or single lump sum distribution.
Retirement Benefit Formula
Benefits are calculated as a single life annuity payable at age 65 and generally are equal to 1.5% of a participant’s Final Average Monthly Earnings ("FAME") multiplied by years of service (not to exceed 40).
Earnings for the purpose of calculating FAME generally includes the employee’s base salary and eligible annual incentive awards, subject to limitations imposed by Internal Revenue Code of 1986, as amended (the "Code"), and excludes all other bonuses. Executive annual incentive awards under the Executive Annual Incentive Program are not eligible for inclusion in Earnings under this plan.
FAME is calculated using the employee’s average monthly Earnings for the 60 consecutive months in which the employee’s earnings were highest during the 120-month period immediately preceding the employee’s retirement and includes up to 5 eligible annual incentive awards paid during the 60-month period, except that executive annual incentive awards are not included in the FAME calculation.

The normal retirement benefit at age 65 is determined by converting the sum of an employee’s annual pay credits and his or her annual interest credits, into an actuarially equivalent annuity.
Pay credits ranging from 4-8% of an employee’s eligible Earnings are allocated annually to a notional account for the employee based on an employee’s age and years of service. Earnings for purposes of calculating an employee’s pay credit include the employee’s base salary and annual incentive awards, subject to Code limitations, and exclude all other bonuses. Executive annual incentive program awards are eligible for inclusion in Earnings under this plan.
Interest credits are calculated based upon the annual rate of interest on 30-year U.S. Treasury securities, as specified by the Internal Revenue Service, for the month of August preceding the first day of the applicable calendar year subject to a minimum rate of 2.6% and a maximum rate of 9%.

40	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

	Entergy Retirement Plan	Cash Balance Plan[1]
Benefit Timing[2]
Normal retirement age under the plan is 65.
A reduced terminated vested benefit may be commenced as early as age 55. The amount of this benefit is determined by reducing the normal retirement benefit by 7% per year for the first 5 years commencement precedes age 65, and 6% per year for each additional year commencement precedes age 65.
A subsidized early retirement benefit may be commenced by employees who are at least age 55 with 10 years of service at the time they separate from service. The amount of this benefit is determined by reducing the normal retirement benefit by 2% per year for each year that early retirement precedes age 65.

Normal retirement age under the plan is 65.
A vested cash balance benefit may be commenced as early as the first day of the month following separation from service. The amount of the benefit is determined in the same manner as the normal retirement benefit described above in the “Retirement Benefit Formula” section.

1Effective January 1, 2022, the CBP merged into and became Appendix J of the Entergy Corporation Retirement Plan for Non-Bargaining Employees, but retained its eligibility, benefit formula, and all benefits, rights and features.
2As of December 31, 2025, Mr. Brown was eligible for early retirement under the Entergy Retirement Plan.

Non-qualified Retirement Benefits
The NEOs are eligible to participate in certain non-qualified retirement benefit plans that provide retirement income in addition to the benefit provided under the qualified retirement plans, including the PEP, the CBEP and the SERP. Upon separation from Entergy, those NEOs who participate in both the PEP and the SERP will be paid only the greater of the benefit under the PEP or the SERP. Each of the SERP, PEP, and CBEP is an unfunded non-qualified defined benefit pension plan that provides benefits to key management employees. In general, upon disability, participants in the PEP and the SERP remain eligible for continued service credits until the earliest of recovery, separation from service due to disability, or retirement eligibility. Generally, spouses of participants who die before commencement of benefits may be eligible for a portion of the participant’s accrued benefit under these plans.

	Pension Equalization Plan	System Executive Retirement Plan	Cash Balance Equalization Plan
Eligible NEOs	• Marcus V. Brown • Kimberly S. Cook-Nelson • Kimberly A. Fontan • Andrew S. Marsh	• Andrew S. Marsh • Marcus V. Brown	• Eliecer Viamontes
Eligibility[1]	Management or highly compensated employees who participate in the Entergy Retirement Plan.	Certain individuals who became executive officers before July 1, 2014.	Management or highly compensated employees who participate in the CBP.
Form of Payment Upon Retirement	Single lump sum distribution.	Single lump sum distribution.	Single lump sum distribution.

Entergy Texas Information Statement |	41

EXECUTIVE OFFICER COMPENSATION

	Pension Equalization Plan	System Executive Retirement Plan	Cash Balance Equalization Plan
Retirement Benefit Formula	Benefits generally are equal to the actuarial present value of the difference between (1) the amount that would have been payable as an annuity under the Entergy Retirement Plan, including executive annual incentive program awards as eligible earnings and without applying limitations of the Code on pension benefits and earnings that may apply in calculating tax-qualified pension benefits, and (2) the amount actually payable as an annuity under the Entergy Retirement Plan.

Benefits generally are equal to the actuarial present value of a specified percentage, based on the participant’s years of service and management level, of the participant’s Final Average Monthly Compensation (which is generally 1/36th of the sum of the participant’s base salary and annual incentive awards for the 3 highest years during the last 10 years preceding separation from service), after first being reduced by the value of the participant’s Entergy Retirement Plan benefit.
Benefits generally are equal to the difference between the amount that would have been payable as a lump sum under the CBP, but for Code limitations on pension benefits and earnings that may be considered in calculating tax-qualified cash balance plan benefits, and the amount actually payable as a lump sum under the CBP.

Benefit Timing[2]
Payable at age 65.
Benefits payable prior to age 65 are subject to the same reduced terminated vested or early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above.
Payable upon separation from service subject to six month delay if the participant is a "specified employee" under Code Section 409A.

Payable at age 65.
Prior to age 65, vesting is conditioned on the prior written consent of the officer’s Entergy employer.[3]
Benefits payable prior to age 65 are subject to the same reduced terminated vested or subsidized early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above. Payable upon separation from service subject to six month delay if the participant is a "specified employee" under Code Section 409A.
Payable upon separation from service subject to six month delay if the participant is a “specified employee” under Code Section 409A.
1The SERP was closed to new executive officer participants effective July 1, 2014. Effective July 1, 2014, no new grants of supplemental service may be provided to participants in the PEP. Participants in Entergy’s Cash Balance Plan are not eligible to participate in the PEP and instead may be eligible to participate in the CBEP.
2Benefits accrued under the SERP, PEP, and CBEP, if any, will become fully vested if a participant is involuntarily terminated without cause or terminates his or her employment for good reason in connection with a change in control with payment generally made in a lump-sum payment as soon as reasonably practicable following the first day of the month after the termination of employment, unless delayed six months under Code Section 409A.
3On November 6, 2025, Entergy announced that Mr. Brown will retire from Entergy in 2026. In connection with Mr. Brown’s anticipated retirement,Entergy granted Mr. Brown permission to retire under the SERP in 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit described above in "Severance and Retention Arrangements – Non-qualified Pension Plan." However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for "Cause" and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations).
Potential Payments Upon Termination or Change in Control
Entergy has plans and other arrangements that provide compensation to a NEO if his or her employment terminates under specified conditions, including following a change in control of Entergy.
Change in Control

42	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Entergy does not have any plans or agreements that provide for payments or benefits to any of the NEOs solely upon a Change in Control (as defined below). Under the Continuity Plan, executive officers, including each of the NEOs, are eligible to receive the cash severance payment and welfare plan benefits described below if their employment is terminated by their Entergy system employer other than for Cause (as defined below) or if they terminate their employment for Good Reason (as defined below) during a period beginning with a potential Change in Control and ending 24 months following the effective date of a Change in Control (a "Qualifying Termination"). A participant will not be eligible for benefits under the Continuity Plan if such participant accepts employment with Entergy or any of its subsidiaries; elects to receive the benefits of another severance or separation program; removes, copies or fails to return any property belonging to Entergy or any of its subsidiaries; or violates the non-compete provision of the Continuity Plan (which generally runs for two years but extends to three years if permissible under applicable law). The Continuity Plan does not include any provisions for the waiver of a breach of any of these restrictive covenants.
In addition, under the 2019 OIP or an applicable equity award agreement issued under the 2019 OIP, upon a Qualifying Termination, executive officers, including the NEOs, are eligible for the payments and benefits described in the table below under “Performance Units” and “Equity Awards.” Further, in the event of a Qualifying Termination, the executive officers, including the NEOs, are eligible for the benefits described in the table below for “Retirement Benefits” under the terms of the SERP, the PEP and/or CBEP, as applicable.
In the event of a Qualifying Termination, the executive officers, including the NEOs, would receive the lump sum severance payments and welfare benefits described below. In the event of a Qualifying Termination, all of the NEOs would receive the treatment described below for their retirement benefits and their outstanding performance units and equity awards:

Compensation Element	Payment and/or Benefit
Severance[1]	A lump sum severance payment equal to a multiple of the sum of: (a) the participant’s annual base salary as in effect at any time within one year prior to the commencement of a change in control period or, if higher, immediately prior to a circumstance constituting good reason, plus (b) the participant’s annual incentive award, calculated using the average annual target opportunity derived under the annual incentive program for the two calendar years immediately preceding the calendar year in which termination occurs.
Performance Units	For outstanding performance units, participants would receive a number of shares of Entergy common stock equal to the greater of (1) the target number of performance units subject to the performance unit agreement or (2) the number of units that would vest under the performance unit agreement calculated based on Entergy's performance through the participant’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date.
Equity Awards	All unvested stock options and restricted stock units will vest immediately, and restrictions will lift on restricted shares upon a Qualifying Termination pursuant to the terms of Entergy's equity plans.
Retirement Benefits	Benefits already accrued under the SERP, PEP and CBEP, if any, will become fully vested.
Welfare Benefits	Participants who are not retirement-eligible would be eligible to receive Entergy-subsidized COBRA benefits for a period of 18 months.
1Cash severance payments are capped at 2.99 times the sum of (a) an executive's annual base salary in effect at any time within one year before commencement of the change in control period or, if higher, immediately prior to a circumstance constituting Good Reason under the Continuity Plan, plus (b) the higher of the executive’s actual annual incentive payment under the annual incentive program for the year immediately preceding the calendar year in which termination occurs or the average of the executive’s target annual incentive award for the two calendar years preceding the year in which termination occurs. Any cash severance payments to be paid under the Continuity Plan in excess of this cap will be forfeited by the participant.
To protect shareholders and Entergy's business model, executives are obligated under the Continuity Plan to comply with non-compete provisions (which generally run for two years but extends to three years if permissible under applicable law) and confidentiality provisions, as discussed above. Subject to applicable law and the terms of the Continuity Plan, if an executive discloses non-public data or information concerning

Entergy Texas Information Statement |	43

EXECUTIVE OFFICER COMPENSATION
Entergy or any of its subsidiaries or violates his or her non-compete provision, he or she will be required to repay any benefits previously received under the Continuity Plan.
For purposes of the Continuity Plan the following events are generally defined as:
•Change in Control: (a) the purchase of 30% or more of either Entergy's common stock or the combined voting power of Entergy's voting securities; (b) the merger or consolidation of Entergy (unless the Entergy board members constitute at least a majority of the board members of the surviving entity); (c) the liquidation, dissolution or sale of all or substantially all of Entergy's assets; or (d) a change in the composition of the Entergy board such that, during any two-year period, the individuals serving at the beginning of the period no longer constitute a majority of the Entergy board at the end of the period.
•Potential Change in Control: (a) Entergy or an affiliate enters into an agreement the consummation of which would constitute a Change in Control; (b) the Entergy board adopts resolutions determining that, for purposes of the Continuity Plan, a potential Change in Control has occurred; (c) an Entergy system company or other person or entity publicly announces an intention to take actions that would constitute a Change in Control; or (d) any person or entity becomes the beneficial owner (directly or indirectly) of outstanding shares of common stock of Entergy constituting 20% or more of the voting power or value of Entergy's outstanding common stock.
•Cause: The participant’s (a) willful and continuous failure to perform substantially his or her duties after written demand for performance; (b) engagement in conduct that is materially injurious to Entergy or any of its subsidiaries; (c) conviction or guilty or nolo contendere plea to a felony or other crime that materially and adversely affects the participant’s ability to perform his or her duties or Entergy's reputation; (d) material violation of any agreement with Entergy or any of Entergy's subsidiaries; or (e) disclosure of any of Entergy's confidential information without authorization.
•Good Reason: The participant’s (a) nature or status of duties and responsibilities is substantially altered or reduced; (b) salary is reduced by 5% or more; (c) primary work location is relocated outside the continental United States; (d) compensation plans are discontinued without an equitable replacement; (e) benefits or number of vacation days are substantially reduced; or (f) employment is purportedly terminated by an Entergy employer in a manner that is not in accordance with the Continuity Plan.
Other Termination Events
For termination events, other than in connection with a Change in Control, the executive officers, including the NEOs, generally will receive the benefits set forth below:
Compensation Element

Termination Event	Severance	Annual Incentive	Stock Options	Restricted Stock[2]	Performance Units
Voluntary Resignation	None	Forfeited[1]	Unvested options are forfeited. Vested options expire on the earlier of (i) 90 days from the last day of active employment and (ii) the option’s normal expiration date.	Forfeited	Forfeited[3]
Termination for Cause	None	Forfeited	Forfeited	Forfeited	Forfeited

44	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

Termination Event	Severance	Annual Incentive	Stock Options	Restricted Stock[2]	Performance Units
Retirement	None	Pro-rated based on number of days employed during the performance period.	Unvested stock options continue to vest following retirement, in accordance with the original vesting schedule and expire the earlier of (i) five years from the retirement date and (ii) the option’s original expiration date.	Forfeited	Officers with a minimum of 12 months of participation are eligible for a pro-rated award based on actual performance and full months of service during the performance period.
Death / Disability	None	Pro-rated based on number of days employed during the performance period.	Unvested stock options vest on the termination date and expire the earlier of (i) five years from the termination date and (ii) the option’s normal expiration date.	Fully Vest	Officers are eligible for a pro-rated award based on actual performance and full months of service during the performance period.
1If an officer resigns after the completion of an annual incentive program performance period, but before the payment date of the annual incentive payment, he or she may receive, at Entergy’s discretion, an annual incentive payment.
2This column refers solely to restricted stock awards. Certain officers are occasionally granted restricted stock units for retention purposes, to offset forfeited compensation from a previous employer or for other limited purposes. The treatment of restricted stock units depends on the terms of the individual restricted stock unit agreement, which terms can vary. The standard off-cycle restricted stock unit agreement approved by the Talent and Compensation Committee provides that the units are forfeited if employment is terminated for any reason before the vesting date, except in the case of a termination other than for cause or voluntary termination for Good Reason during a Change in Control period. However, individual restricted stock unit agreements may provide for accelerated vesting in certain events, such as death or disability. Ms. Cook-Nelson has outstanding restricted stock units, the treatment of which upon a termination event is disclosed in the Aggregate Termination Payments table below.
3If an officer resigns after the completion of a PUP performance period, he or she will receive a payout under the PUP based on actual performance during the performance period.

Entergy Texas Information Statement |	45

EXECUTIVE OFFICER COMPENSATION
Aggregate Termination Payments
The tables below reflect the amount of compensation each of the NEOs would have received if his or her employment had been terminated as of December 31, 2025 under the various scenarios described above. For purposes of these tables, a stock price of $92.43 was used, which was the closing market price of Entergy common stock on December 31, 2025, the last trading day of the year.

Benefits and Payments Upon Termination	Voluntary Resignation	For Cause	Termination for Good Reason or Not for Cause	Retirement	Disability	Death	Termination Related to a Change in Control
Eliecer Viamontes[2]
Severance Payment	—	—	$—	$—	$—	$—	$1,441,500
Performance Units[3]	—	—	$—	$—	$304,649	$304,649	$304,649
Stock Options	—	—	$—	$—	$385,181	$385,181	$385,181
Restricted Stock	—	—	$—	$—	$245,497	$245,497	$245,497
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$36,027
Kimberly A. Fontan[2]
Severance Payment	—	—	$—	$—	$—	$—	$4,042,575
Performance Units[3]	—	—	$—	$—	$1,470,561	$1,470,561	$1,470,561
Stock Options	—	—	$—	$—	$1,730,131	$1,730,131	$1,730,131
Restricted Stock	—	—	$—	$—	$1,108,582	$1,108,582	$1,108,582
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$36,027
Marcus V. Brown[1]
Severance Payment	—	—	$—	$—	$—	$—	$4,425,111
Performance Units[3]	—	—	$—	$1,200,019	$1,200,019	$1,200,019	$1,200,019
Stock Options[4]	—	—	$—	$—	$1,488,123	$1,488,123	$1,488,123
Restricted Stock	—	—	$—	$—	$961,144	$961,144	$961,144
Welfare Benefits[5]	—	—	$—	$—	$—	$—	$—
Kimberly Cook-Nelson[2]
Severance Payment	—	—	$—	$—	$—	$—	$3,911,250
Performance Units[3]	—	—	$—	$—	$1,080,229	$1,080,229	$1,080,229
Stock Options	—	—	$—	$—	$1,265,832	$1,265,832	$1,265,832
Restricted Stock	—	—	$—	$—	$806,567	$806,567	$806,567
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$36,027
Unvested Restricted Stock Units[7]	—	—	$—	$—	$—	$—	$1,722,895
Andrew S. Marsh[2]
Severance Payment	—	—	$—	$—	$—	$—	$8,775,000
Performance Units[3]	—	—	$—	$—	$5,893,521	$5,893,521	$5,893,521
Stock Options	—	—	$—	$—	$7,012,150	$7,012,150	$7,012,150
Restricted Stock	—	—	$—	$—	$4,663,393	$4,663,393	$4,663,393
Welfare Benefits[6]	—	—	$—	$—	$—	$—	$36,027
1As of December 31, 2025, Mr. Brown was retirement eligible and would retire rather than voluntarily resign, and in addition to the payments and benefits in the table, he also would be entitled to receive his vested pension benefits under the Entergy Retirement Plan and either the PEP or the SERP, but not both, depending on whether his retirement is a qualifying transition termination under the SERP. The SERP requires Entergy's prior written consent for Mr. Brown to separate from employment prior to age 65. In connection with Mr. Brown’s anticipated retirement, Entergy granted Mr. Brown permission to retire under the SERP in 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit described above in “Severance and Retention Arrangements – Non-qualified Pension Plan.” However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for “Cause” and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations). For a description of these benefits, see “2025 Pension Benefits.” In addition, Mr. Brown would be entitled to continue to vest in any outstanding unvested stock options following retirement in accordance with the original vesting schedule thereof, which options would expire five years after retirement date. Mr.

46	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Brown would not be eligible to receive the Change in Control and other severance benefits due to his planned retirement in 2026.
2See “2025 Pension Benefits” section of this Information Statement for a description of the pension benefits Messrs. Marsh and Viamontes and Mses. Cook-Nelson and Fontan may receive upon the occurrence of certain termination events since they are not yet retirement eligible.
3For purposes of the table, in the event of a Qualifying Termination related to a Change in Control, each NEO would receive a number of performance units for the 2024–2026 PUP performance period and a number of performance units for the 2025–2027 PUP performance period, calculated as follows:

The greater of (1) the target number of performance units subject to the performance unit agreements or (2) the number of performance units that would vest under the performance unit agreements calculated based on Entergy’s actual performance through the NEO’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date.

For purposes of the table, the values of the performance unit awards for the open PUP performance periods for each NEO were calculated as follows, based on the assumption that the target number of performance units was the greater number:
Mr. Viamontes’:
2024 – 2026 PUP Performance Period: 2,536 (24/36x3,804) performance units at target, assuming a stock price of $92.43 = $234,402
2025 – 2027 PUP Performance Period: 760 (12/36x2,280) performance units at target, assuming a stock price of $92.43 = $70,247
Total: $304,649
Ms. Fontan’s:
2024 – 2026 PUP Performance Period: 12,338 (24/36x18,506) performance units at target, assuming a stock price of $92.43 = $1,140,401
2025 – 2027 PUP Performance Period: 3,572 (12/36x10,714) performance units at target, assuming a stock price of $92.43 = $330,160
Total: $1,470,561
Mr. Brown’s:
2024–2026 PUP Performance Period: 9,899 (24/36x14,848) performance units at target, assuming a stock price of $92.43 = $914,965
2025–2027 PUP Performance Period: 3,084 (12/36x9,252) performance units at target, assuming a stock price of $92.43 = $285,054
Total: $1,200,019
Ms. Cook-Nelson's:
2024 – 2026 PUP Performance Period: 9,115 (24/36x13,672) performance units at target, assuming a stock price of $92.43 = $842,499
2025 – 2027 PUP Performance Period: 2,572 (12/36x7,714) performance units at target, assuming a stock price of $92.43 = $237,730
Total: $1,080,229
Mr. Marsh’s:
2024 – 2026 PUP Performance Period:47,668 (24/36x71,502) performance units at target, assuming a stock price of $92.43 = $4,405,953
2025 – 2027 PUP Performance Period: 16,094 (12/36x48,282) performance units at target, assuming a stock price of $92.43 = $1,487,568
Total: $5,893,521
In the event of retirement, Mr. Brown would receive a prorated portion of the applicable achievement level of PUP performance units for each open PUP performance period, based on his full months of participation in such PUP performance period, provided he has completed a minimum of 12 months of full-time employment in the applicable PUP performance period. For purposes of calculating for the above table the number of performance units Mr. Brown would receive in the event of retirement, it is assumed the achievement levels for the 2024–2026 PUP Performance Period and the 2025–2027 PUP performance period are at target. The resulting number of performance units and values are the same as calculated above for a Qualifying Termination related to a Change in Control.
In the event of death or disability of any NEO, the NEO or his or her estate would receive a prorated portion of the applicable achievement level of PUP performance units for each open PUP performance period, based on his or her full months of participation in such PUP performance period, with no required minimum amount of full-time employment in the applicable PUP performance period.

Entergy Texas Information Statement |	47

EXECUTIVE OFFICER COMPENSATION
4As discussed previously, upon retirement, unvested stock options would continue to vest for Mr. Brown in accordance with the original vesting schedule and expire on the earlier of (i) five years from the retirement date and (ii) the option’s normal expiration date. See “2025 Outstanding Equity Awards at Fiscal Year-End” for information regarding Mr. Brown's unvested stock options as of December 31, 2025. Assuming a stock price as of December 31, 2025 on the vesting dates of Mr. Brown's unvested stock options, the in-the-money value of his stock options in the event of retirement (including stock options that remain unvested) would be the same as is set forth in the table above within the Death, Disability and Termination Related to a Change in Control columns.
5Upon retirement, Mr. Brown would be eligible for retiree medical and life insurance benefits, the same as all other eligible retirees.
6Pursuant to the Continuity Plan, in the event of a termination related to a Change in Control, Messrs. Marsh and Viamontes and Mses. Cook-Nelson and Fontan would be eligible to receive Entergy-subsidized COBRA benefits for 18 months.
7Ms. Cook-Nelson’s 18,640 restricted stock units are scheduled to vest as to 7,456 units on February 1, 2027 and 11,184 on August 1, 2029. Pursuant to her restricted stock unit agreement, Ms. Cook-Nelson is subject to certain restrictions on her ability to compete with Entergy and its affiliates during and for 12 months after her employment with Entergy, or to solicit its employees or customers during and for 12 months after her employment with Entergy. In addition, the restricted stock unit agreement limits Ms. Cook-Nelson’s ability to disparage Entergy and its affiliates. In the event of a breach of any of these restrictions, Ms. Cook-Nelson must repay to Entergy any shares of Entergy stock paid to her in respect of the restricted stock units and any amounts she received upon the sale or transfer of any such shares. In the event of a Change in Control, the unvested restricted stock units will fully vest upon Ms. Cook-Nelson’s Qualifying Termination during the Change in Control period and she will no longer be subject to the above-described noncompete, nonsolicitation, and nondisparagement provisions.

48	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Eliecer Viamontes, our President and Chief Executive Officer.
Ratio
For 2025,

•The median of the annual total compensation of all of Entergy Texas’s employees, other than Mr. Viamontes, was $157,240.
•Mr. Viamontes’ annual total compensation, as reported in the Total column of the 2025 Summary Compensation Table, was $1,393,443.
•Based on this information, the ratio of the annual total compensation of Mr. Viamontes to the median of the annual total compensation of all employees is estimated to be 9:1.
Identification of Median Employee
    The Company selected October 17, 2025 as the date on which to determine our median employee. While the date is different from the date used last year, the methodology to determine the date is consistent with that used last year. These dates correspond to the first day of the three-month period prior to fiscal year-end for which we can gather information about our employees and all of our subsidiaries have the same number of pay periods.
To identify the median employee from our employee population base, we considered all compensation included in Box 5 of Form W-2 with all before-tax deductions added back to this compensation (Box 5 Compensation). For purposes of determining the median employee, we selected Box 5 Compensation as we believe it is representative of the compensation received by all employees and is readily available. The calculation of annual total compensation of the median employee is the same calculation used to determine total compensation for purposes of the 2025 Summary Compensation Table with respect to each of the NEOs.

Entergy Texas Information Statement |	49

EXECUTIVE OFFICER COMPENSATION
Pay versus Performance

The following table sets forth information regarding Entergy’s performance and the Compensation Actually Paid (“CAP”) by Entergy and its subsidiaries, including the Company, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”), as calculated in accordance with Item 402(v) of Regulation S-K.
Pay Versus Performance (PVP) Table

							Value of Initial Fixed $100 Investment Based on:
Year	SCT Total 1st PEO[1]	SCT Total 2nd PEO[2]	CAP 1st PEO[3]	CAP 2nd PEO[4]	Avg SCT Total NEOs[5]	Avg CAP Non-PEO NEOs[6]	TSR[7]	Peer Group TSR[8]	Net Income[9] (In Thousands)	ETR Adjusted EPS[10]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	N/A	$1,393,443	N/A	$1,876,172	$7,471,671	$9,721,449	$222.60	$153.04	$1,758,272	$3.91
2024	N/A	$1,156,622	N/A	$2,084,690	$5,424,706	$11,254,993	$177.61	$130.68	$1,055,590	$3.65
2023	N/A	$1,078,811	N/A	$834,317	$5,340,285	$3,321,371	$113.90	$108.10	$2,356,536	$3.39
2022	N/A	$1,118,688	N/A	$1,241,539	$6,220,068	$7,964,841	$121.26	$119.01	$1,103,166	$3.21
2021	$1,246,210	$881,557	$574,114	$1,037,011	$7,409,460	$10,495,947	$117.13	$118.24	$1,118,492	$3.01

1The amounts reported in this first column (b) are the same amounts reported in column (j) of the 2021 Summary Compensation Table ("SCT") for Ms. Sallie T. Rainer, who served as the Company's PEO during 2021 until her retirement as our Chief Executive Officer on November 2021.
2The amounts reported in this second column (b) for 2023, 2024 and 2025 are the same amounts reported in column (j) of the 2025 SCT for Mr. Viamontes, who became the Company's PEO in November 2021 upon his appointment as our Chief Executive Officer upon Ms. Rainer's retirement in November 2021. The amount reported in this second column (b) for 2022 and 2021 are the same amounts reported in column (j) of the 2022 SCT for Mr. Viamontes, who became the Company's PEO in November 2021 upon his appointment as our Chief Executive Officer upon Ms. Rainer's retirement in November 2021.
3The amounts reported in this first column (c) represent the total CAP to Ms. Rainer as calculated in accordance with SEC disclosure rules, for 2021. CAP does not necessarily mean that Ms. Rainer was actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in the first column (b), adjusted by certain changes in equity award and pension plan values, as follows:

Adjustments to Determine CAP for Ms. Rainer	2025	2024	2023	2022	2021
SCT Total	N/A	N/A	N/A	N/A	$1,246,210
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	N/A	N/A	N/A	N/A	$(479,100)
Increase for “Service Cost” for Pension Plans	N/A	N/A	N/A	N/A	$(8,500)
Increase for “Prior Service Cost” for Pension Plans (Due to Plan Amendment/Modification)	N/A	N/A	N/A	N/A	$—
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Columns in the SCT	N/A	N/A	N/A	N/A	$(266,557)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	N/A	N/A	N/A	N/A	$85,864
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	N/A	N/A	N/A	N/A	$(42,028)
Increase for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	N/A	N/A	N/A	N/A	$—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	N/A	N/A	N/A	N/A	$38,225

50	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION

Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	N/A	N/A	N/A	N/A	$—
Calculated CAP	N/A	N/A	N/A	N/A	$574,114
4The amounts reported in this second column (c) represents the total CAP, as calculated in accordance with SEC disclosure rules, to Mr. Viamontes for 2021, the year in which he was appointed as our PEO, and for 2022, 2023, 2024 and 2025. CAP does not mean that Mr. Viamontes was actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in the second column (b), adjusted by certain changes in equity award and pension plan values, as follows:

Adjustments to Determine CAP for Mr. Viamontes	2025	2024	2023	2022	2021
SCT Total	$1,393,443	$1,156,622	$1,078,811	$1,118,688	$881,557
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$(44,600)	$(34,200)	$(28,700)	$(11,800)	$(22,300)
Increase for “Service Cost” for Pension Plans	$25,900	$22,400	$20,600	$16,300	$—
Increase for “Prior Service Cost” for Pension Plans	$—	$—	$—	$—	$—
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Columns in the SCT	$(406,112)	$(382,561)	$(411,779)	$(350,389)	$(298,154)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$476,739	$853,364	$387,873	$351,005	$399,481
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$102,507	$439,258	$(125,218)	$91,640	$78,038
Increase for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$—	$—	$—	$—	$—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$328,295	$29,807	$(87,270)	$26,095	$(1,611)
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$—	$—	$—	$—	$—
Calculated CAP	$1,876,172	$2,084,690	$834,317	$1,241,539	$1,037,011
5The amounts reported in this column (d) represent the average of amounts reported in column (j) of the SCT for the applicable years for our Non-PEO NEOs. The names of the Non-PEO NEOs included in the average for each year are listed in the table below.

2025	2024	2023	2022	2021
Kimberly A. Fontan	Kimberly A. Fontan	Kimberly A. Fontan	A. Christopher Bakken, III	Marcus V. Brown
Andrew S. Marsh	Andrew S. Marsh	Andrew S. Marsh	Leo P. Denault	Leo P. Denault
Marcus V. Brown	Marcus V. Brown	Marcus V. Brown	Kimberly A. Fontan	Andrew S. Marsh
Kimberly S. Cook-Nelson	Peter S. Norgeot, Jr.	Roderick K. West	Andrew S. Marsh	Roderick K. West
	Roderick K. West		Roderick K. West
6The amounts reported in this column (e) represent the average CAP, as calculated in accordance with SEC disclosure rules, to the Non-PEO NEOs for the prior five completed fiscal years. Average CAP does not necessarily equal the average amount that our Non-PEO NEOs was actually paid in the listed year but is a dollar amount derived from the Average SCT Total amount in column (d), adjusted for certain changes in equity award and pension plan values (expressed as averages), as follows:

Entergy Texas Information Statement |	51

EXECUTIVE OFFICER COMPENSATION

Adjustments to Determine the Average CAP for Non-PEO NEOs	2025	2024	2023	2022	2021
SCT Total	$7,471,671	$5,424,706	$5,340,285	$6,220,068	$7,409,460
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$(1,627,850)	$(654,580)	$(582,125)	$(17,640)	$(1,240,050)
Increase for “Service Cost” for Pension Plans	$166,025	$123,420	$143,175	$115,440	$142,425
Increase for “Prior Service Cost” for Pension Plans (Due to Plan Amendment/Modification)	$—	$—	$—	$—	$2,214,550
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Columns in the SCT	$(3,382,359)	$(2,735,632)	$(2,812,628)	$(4,187,291)	$(3,964,336)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$3,970,602	$6,102,301	$2,649,336	$4,282,207	$5,204,916
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$1,110,019	$2,823,954	$(814,692)	$1,009,268	$315,059
Increase for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$—	$—	$—	$—	$—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$2,013,341	$170,824	$(601,980)	$542,789	$413,923
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$—	$—	$—	$—	$—
Calculated Average CAP	$9,721,449	$11,254,993	$3,321,371	$7,964,841	$10,495,947
7The Company does not have publicly traded common stock, and equity awards granted to the PEOs and Non-PEO NEOs are all based in Entergy common stock. As a result, the amounts reported in this column (f) represent Entergy’s total shareholder return (“TSR”) for the prior five completed fiscal years. The calculation for each year is based on a fixed investment of $100 as of December 31, 2020 through the end of each applicable year in the table, assuming reinvestment of dividends. Historic stock price performance is not necessarily indicative of future stock price performance.
8The Company does not have publicly traded common stock, and equity awards granted to the PEOs and Non-PEO NEOs are all based in Entergy common stock. As a result, the amounts reported in this column (g) report the average TSR of the Philadelphia Utility Index, the index used by Entergy for purposes of the performance graph included in its 2025 annual report to shareholders pursuant to Item 201(e) of Regulation S-K. The same methodology was used in calculating Entergy’s TSR and that of the Philadelphia Utility Index, with the calculation for each year based on a fixed investment of $100 as of December 31, 2020, through the end of the applicable year in the table, assuming reinvestment of dividends.
9This column (h) reports Entergy’s net income for the prior five completed fiscal years. The Company’s net income for the applicable periods are as follows: $334,071,000 for the year ended December 31, 2025; $293,622,000 for the year ended December 31, 2024;$291,273,000 for the year ended December 31, 2023; $303,327,000 for the year ended December 31, 2022; $228,824,000 for the year ended December 31, 2021.
10The PEOs and Non-PEO NEOs are compensated in accordance with Entergy’s executive compensation policies. The Company does not make independent decisions regarding the compensation of its executive officers. As a result, the company selected measure (“CSM”) reported in column (i) is Entergy’s Adjusted EPS, which reflects the financial performance measure that in Entergy’s assessment represents the most important financial measure (aside from TSR) used to link CAP to Entergy's performance for the most recently completed fiscal year. Entergy's Adjusted EPS, a non-GAAP financial measure, is the earnings measure by which Entergy provides external guidance, and excludes the effects of the Pre-Determined

52	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Exclusions (as defined earlier in the CD&A). See Appendix A for the reconciliation of ETR Adjusted EPS to GAAP results.
Performance Measures Used to Link Entergy's Performance and Compensation Actually Paid to the NEOs
The following is a list of performance measures, which in Entergy’s assessment represent the most important performance measures used by Entergy to link CAP to the NEOs for 2025 to the performance of Entergy and its subsidiaries, including the Company. These measures include Entergy’s CSM, ETR Adjusted EPS, set forth in column (i) of the PVP Table. Please see the CD&A for a further description of the performance measures used in Entergy’s 2025 annual and long-term compensation programs.
•ETR Adjusted EPS
•Adjusted FFO / Debt Ratio
•Relative Total Shareholder Return
Relationship Between Pay and Performance
The relationship over each of the years reported in the PVP Table between CAP to the PEOs and the average CAP to the Non-PEO NEOs (columns (c) and (e) of the PVP Table) to each of the metrics set forth in columns (f), (g), (h) and (i) of the PVP Table is illustrated as follows:
PEO and Average Non-PEO NEO CAP versus Entergy's Cumulative TSR and Philadelphia Utility Index Cumulative TSR*
The chart below illustrates the relationship between the CAP amounts for the PEOs and the Non-PEO NEOs to Entergy's TSR as well as the TSR of Entergy as compared to the Philadelphia Utility Index.

15.00
10.00
5.00
0.00
Compensation ($Millions)
250
225
200
175
150
125
100
75
50
25
0
Total Shareholder Return
Value $100 Invested on 12/31/20
$222.60
$153.04
$177.61
$130.68
$119.01
$108.10
$118.24
$117.13
$121.26
$113.90
$100
$100
2021
2022
2023
2024
2025
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
ETR
UTY

* The Company does not have publicly traded common stock, and equity awards granted to the PEOs and Non-PEO NEOs are all based in Entergy common stock. As a result, the amounts reported in the above chart represent Entergy’s TSR for the prior five completed fiscal years.

Entergy Texas Information Statement |	53

EXECUTIVE OFFICER COMPENSATION
PEO and Average Non-PEO NEO CAP versus Entergy's Net Income*
The chart below illustrates the relationship between the CAP amounts for the PEOs and the Non-PEO NEOs to Entergy's GAAP net income.

15.00
10.00
5.00
0.00
Compensation ($Millions)
2,600,000
2,400,000
2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Net Income ($Thousands)
2021
2022
2023
2024
2025
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
Net Income

* The Company’s net income for the applicable periods are as follows: $334,071,000 for the year ended December 31, 2025; $293,622,000 for the year ended December 31, 2024; $291,273,000 for the year ended December 31, 2023; $303,327,000 for the year ended December 31, 2022; $228,824,000 for the year ended December 31, 2021.
PEO and Average Non-PEO NEO CAP versus ETR Adjusted EPS (CSM)
The chart below illustrates the relationship between the CAP amounts for the PEOs and the Non-PEO NEOs to Entergy’s CSM, ETR Adjusted EPS. The PEOs and Non-PEO NEOs are compensated in accordance with Entergy’s executive compensation policies. The Company does not make independent decisions regarding the compensation of its executive officers. As a result, the CSM illustrated below is Entergy’s Adjusted EPS, which reflects the financial performance measure that in Entergy’s assessment represents the most important financial measure (aside from TSR) used to link CAP to company performance for the most recently completed fiscal year.

15.00
10.00
5.00
0.00
Compensation ($Millions)
4.00
3.00
2.00
1.00
0.00
ETR Adjusted EPS ($)
2021
2022
2023
2024
2025
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
ETR Adjusted EPS

54	| Entergy Texas Information Statement

EXECUTIVE OFFICER COMPENSATION
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
The Talent and Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, including stock options, the Talent and Compensation Committee’s practice is to approve them at its meeting in late January or in the first week of February of each year, which is near the beginning of the Company’s fiscal year, as part of the annual compensation review. In addition, the Talent and Compensation Committee may make grants at other times during the year for new hires or for other reasons, including, for example, job promotions or for retention purposes. Because the Talent and Compensation Committee’s regular meeting schedule is generally determined in the prior fiscal year and, as noted above, the Company generally makes annual equity awards to our NEOs at approximately the same time each year, the proximity of any awards to other significant corporate events is coincidental. The Company does not time its equity awards to take advantage of the release of earnings or other major announcements by the Company or market conditions.
During 2025, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.

Entergy Texas Information Statement |	55

Other Important Matters

Other Matters
No matters other than those discussed in this Information Statement are contained in the Shareholder Consent signed by the Common Shareholder.

Dissenters’ Rights
Under Texas law, there are no dissenters’ rights available to our shareholders in connection with any of the actions approved in the Shareholder Consent.
Interests Of Certain Persons In Or Opposition To Matters Acted Upon
No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the action taken pursuant to the Shareholder Consent.

Security Ownership of Certain Beneficial Owners and Management
Entergy owns 100% of all of the outstanding shares of our common stock (46,525,000 shares) and our Series B Preferred Stock (150,000 shares). None of the Company’s directors or officers own any of the Company’s equity securities, including our Series A Preferred Stock.

The following table sets forth the beneficial ownership of Entergy common stock and Entergy stock-based units as of June 29, 2026, for the Company’s currently serving directors and NEOs and the Company’s currently serving directors and executive officers as a group. Unless otherwise noted, each person had sole voting and investment power over the number of shares of Entergy common stock and Entergy stock-based units set forth across from his or her name.

Name[1]	Shares[2]	Options Exercisable Within 60 Days
Eliecer Viamontes	13,999	6,928
Marcus V. Brown	26,712	26,697
Kimberly Cook-Nelson	30,770	21,721
Kimberly A. Fontan	68,369	84,637
Andrew S. Marsh	453,418	717,154
All current directors and executive officers as a group (6 persons)[3]	598,640	840,613
1The beneficial ownership of Entergy common stock and stock-based units owned by each individual and by all of our directors and executive officers as a group does not exceed one percent of Entergy’s outstanding shares of common stock.
2The balances in this column also include shares of common stock held in the Entergy Savings Plan (401(k)) by Messrs. Brown, Marsh and Viamontes and Ms. Fontan. For Mr. Viamontes, the balance in this column also includes shares of Entergy common stock held by his spouse.
3The balances reported in this row exclude the shares and options held by Mr. Brown since he is not a current executive officer of the Company.
Expense Of Information Statement
The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Preferred Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

56	| Entergy Texas Information Statement

Other Important Matters
Delivery Of Documents To Shareholders Sharing An Address
Only a single copy of the Notice of Internet Availability (the “Notice”) or, if you requested printed versions by mail, this Information Statement and the Annual Report are being delivered to multiple shareholders who share the same address, unless the Company has received contrary instructions from one or more of the shareholders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement and the Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Notice or, if you requested printed versions by mail, the Information Statement and Annual Report by sending a written request to the Company at the address below or by calling the Company at 504-576-5225 and requesting copies of the Information Statement and Annual Report. A shareholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

How To Obtain Our Annual Report

A copy of our Annual Report, as filed with the SEC, will be sent to any shareholder without charge upon written request addressed to:

Entergy Corporation
Investor Relations
P. O. Box 61000
New Orleans, Louisiana 70161

You may also obtain our Annual Report over the Internet at the SEC’s web site, https://www.sec.gov.

By order of the Board of Directors,
Eliecer Viamontes
Chairman of the Board, President and Chief Executive Officer

Dated: July 14, 2026

Entergy Texas Information Statement |	57

Appendix A
Reconciliation of Earnings per Share (GAAP) to Adjusted Earnings per Share (Non-GAAP)
Entergy reports its financial results in accordance with generally accepted accounting principles (GAAP). However, Entergy believes that certain non-GAAP financial measures calculated on an adjusted basis provide useful information to investors in evaluating the ongoing results of Entergy’s business and assist investors in comparing Entergy’s operating performance to the operating performance of other companies in the utility sector. In discussing 2025 business highlights, Entergy uses the non-GAAP measure of Entergy Adjusted Earnings and Entergy Adjusted Earnings Per Share (ETR Adjusted EPS), which excludes the effect of certain “adjustments.” Adjustments are unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as significant tax items, certain items recorded as a result of regulatory settlements or decisions, and other items such as certain unusual costs, expenses, or other specified items. ETR Adjusted EPS, one of the performance measures used in Entergy's 2025 annual incentive program, is the earnings measure by which we provide external guidance, adjusted to eliminate the effect of: (i) major storms, including the impact on total debt of pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) unrealized gains or losses on equity securities; (iv) effects of income tax law changes; and (v) any adjustments to contributions to pension investments or trusts related to post-retirement benefits that are elective and deviate from original plan assumptions (collectively, the Pre-Determined Exclusions).
Non-GAAP measures should be viewed in addition to, and not as an alternative for, Entergy's reported results prepared in accordance with GAAP. Reconciliations of Entergy Adjusted Earnings and ETR Adjusted EPS are provided within this Appendix A beginning on the following page.

Entergy Texas Information Statement |	A-1

Appendix A
GAAP to Non-GAAP Reconciliation – 2025, 2024 and 2023 ETR Adjusted Earnings
Pre-tax except for income taxes and totals; $ in millions

	2025	2024	2023
Net income (loss) attributable to ETR Corp.	1,758	1,056	2,357
Less adjustments:
Utility
4Q24 E-LA adjustment to a regulatory liability primarily related to securitization resulting from Louisiana state income tax rate change	—	9	—
2Q24 E-LA agreement in principle to resolve its FRP extension filing and other retail matters	—	(151)	—
1Q24 E-AR write-off of a regulatory asset related to the opportunity sales proceeding	—	(132)	—
1Q24 E-NO increase in customer sharing of income tax benefits as a result of the 2016–2018 IRS audit resolution	—	(79)	—
4Q23 customer sharing of tax benefits as a result of the 2016–2018 IRS audit resolution	—	—	(98)
3Q23 E-AR write-off of assets related to the ANO stator incident	—	—	(78)
1Q23 impacts from E-LA storm cost approvals and securitizations, including customer sharing (excluding income tax items below)	—	—	(87)
Income tax effect on Utility adjustments above	—	92	73
4Q24 income tax expense resulting from Louisiana state income tax rate change	—	(29)	—
4Q23 E-LA reversal of regulatory liability associated with Hurricane Isaac securitization, initially recorded in 2017 as a result of the TCJA	—	—	106
4Q23 2016–2018 IRS audit resolution	—	—	568
1Q23 E-LA income tax benefit resulting from securitization	—	—	129
Total Utility	—	(289)	611

Parent & Other
2024 pension lift out	—	(320)	—
4Q24 DOE spent nuclear fuel litigation settlements	—	25	40
Income tax effect on Parent & Other adjustments above	—	62	(9)
4Q23 2016–2018 IRS audit resolution	—	—	275
Total Parent & Other	—	(233)	307

Total adjustments	—	(522)	919
ETR adjusted earnings	1,758	1,577	1,438

Diluted average number of common shares outstanding (in millions) (a)	450	432	425

Calculations may differ due to rounding
(a) Diluted number of common shares outstanding and per-share information reflects the share count after Entergy effected a 2-for-1 forward split of its common stock and a proportionate increase in the number of authorized shares of its common stock (Stock Split). Entergy effected the Stock Split on December 12, 2024.

A-2	| Entergy Texas Information Statement

Appendix A
GAAP to Non-GAAP Reconciliation – 2025, 2024 and 2023 ETR Adjusted Earnings
After-tax, per share in $ (b)(c)

	2025	2024	2023
Net income (loss) attributable to ETR Corp	3.91	2.45	5.55
Less adjustments:
Utility
4Q24 Louisiana state income tax rate change, including an adjustment to E-LA’s associated regulatory liability	—	(0.05)	—
2Q24 E-LA agreement in principle to resolve its FRP extension filing and other retail matters	—	(0.26)	—
1Q24 E-AR write-off of a regulatory asset related to the opportunity sales proceeding	—	(0.23)	—
1Q24 E-NO increase in customer sharing of income tax benefits as a result of the 2016–2018 IRS audit resolution	—	(0.13)	—
4Q23 E-LA reversal of regulatory liability associated with Hurricane Isaac securitization, initially recorded in 2017 as a result of the TCJA	—	—	0.25
4Q23 2016–2018 IRS audit resolution, net of customer sharing	—	—	1.17
3Q23 E-AR write-off of assets related to the ANO stator incident	—	—	(0.14)
1Q23 impacts from storm E-LA cost approvals and securitizations, including customer sharing	—	—	0.16
Total Utility	—	(0.67)	1.44

Parent & Other
2024 pension lift out		(0.59)	—
4Q24 DOE spent nuclear fuel litigation settlements		0.05	0.08
4Q23 2016–2018 IRS audit resolution		—	0.65
Total Parent & Other		(0.54)	0.72
Total adjustments		(1.21)	2.16
ETR adjusted earnings	3.91	3.65	3.39

Calculations may differ due to rounding
(b) Diluted number of common shares outstanding and per-share information reflects the post-Stock Split share count.
(c) Per share amounts are calculated by multiplying the corresponding earnings (loss) by the estimated income tax rate that is expected to apply and dividing by the diluted average number of common shares outstanding for the period.

Entergy Texas Information Statement |	A-3